UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

Gryphon Gold Corporation
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

GRYPHON GOLD CORPORATION
390 UNION BOULEVARD, SUITE 360, LAKEWOOD, CO 80228

Notice of Annual Meeting of Stockholders

To all Stockholders of Gryphon Gold Corporation:

You are invited to attend the 2006 Annual Meeting of Gryphon Gold Corporation (the “Company”). The Annual Meeting will be held at The Vancouver Club, 915 West Hastings Street, Vancouver, BC, beginning September 12, 2006, at 1:30PM. The purposes of the meeting are:

1.	The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2007 Annual Meeting of Stockholders or until successors are duly elected and qualified; The following are Nominees for election as Directors: Allen S. Gordon, Albert J. Matter, Donald E. Ranta, Christopher E. Herald, Richard W. Hughes, Rohan Hazelton, Donald W. Gentry, and Anthony (Tony) D.J. Ker.

2.	To ratify the Company’s Amended and Restated By-laws (“By-laws Amendment”);

3.	To ratify the Company’s 2006 Omnibus Incentive Plan;

4.	To ratify the Company’s fiscal 2006 audited financial statements;

5.	To ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2007; and

6.	Any other business that may properly come before the meeting.

The Board of Directors has fixed August 9, 2006, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of August 9, 2006, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Gryphon Gold Stock as of August 9, 2006. Please bring that documentation to the meeting to register.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Anthony D.J. Ker, Secretary
Vancouver, BC, Canada
August 18, 2006

GRYPHON GOLD CORPORATION

390 UNION BOULEVARD, SUITE 360 • DENVER, COLORADO 80228

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 12, 2006

_________________

Unless the context requires otherwise, references in this statement to “Gryphon Gold,” the “Company,” “we,” “us,” or “our” refer to Gryphon Gold Corporation.

The Annual Meeting of Stockholders of Gryphon Gold will be held on Tuesday, September 12, 2006 at The Vancouver Club, 915 West Hastings Street, Vancouver, BC, beginning at 1:30PM. We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about August 18, 2006.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee- you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee. A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the By-laws Amendment, FOR the ratification of the 2006 Omnibus Incentive Plan, FOR the ratification of the audited financial statements, and FOR the ratification of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as a majority of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A simple majority of the shares present, whether in person or by proxy, is required to ratify the By-laws Amendment, the 2006 Omnibus Incentive Plan, the 2006 audited financial statements, and the appointment of the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business August 9, 2006, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Anthony D.J. Ker, Executive Vice-President Treasurer and Secretary to Gryphon Gold, your representative at the meeting. As your representative, he will vote your shares at the meeting (or any adjournments or postponements) as you have instructed them on the proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

If an issue comes up for vote at the meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board of Directors has fixed August 9, 2006, as the record date for the Annual Meeting. Only holders of Gryphon Gold voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of August 9, 2006, the Company had 41,048,870 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

•	The election of eight (8) directors for terms expiring in 2007;

•	The ratification of the By-laws Amendment;

•	The ratification of the 2006 Omnibus Incentive Plan and Awards granted thereunder to date;

•	The ratification of the Company's 2006 fiscal audited financial statements;

•	The ratification of the appointment of the Company's independent registered public accounting firm; and

•	Any other business that may properly come before the meeting.

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the By-laws Amendment, FOR the ratification of the 2006 Omnibus Incentive Plan and Awards granted thereunder to date, FOR the ratification of the 2006 audited financial statements, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

•	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

•	Signing and faxing your proxy card to our transfer agent for proxy voting at the number provided on the proxy card;

•	Voting over the Internet by following the procedures provided on the proxy card; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it likely means that you have multiple accounts with the transfer agent and/or with stockbrokers. Please vote all of the shares.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (604) 261-2229 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Gryphon Gold Corporation 810-1130 West Pender Street Vancouver, BC V6E 4A4 Attention: Anthony D.J. Ker, Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy with a later date and mailing it to the Company’s Inspector of Elections, at the Company’s principal executive offices, so long as it is received prior to 12:00 p.m., MST, on September 11, 2006;

•	Voting in person at the Annual Meeting; or

•	Giving written notice to the Company’s Secretary, Anthony D.J. Ker, at the address given above, prior to 12:00 p.m., MST on September 11, 2006.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that a majority of outstanding voting shares of the Company as of the record date must be present at the meeting. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or

•	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the 2006 Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked “Withheld” with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the By-laws Amendment?

The ratification of the By-laws Amendment will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the 2006 Omnibus Incentive Plan?

The ratification of the 2006 Omnibus Incentive Plan and Awards granted thereunder to date will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the audited financial statements?

The ratification of the audited financial statements will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked “Abstain” with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

How are votes counted?

Your shares will be voted as you indicate. If you just sign your proxy card with no further instructions, your shares will be voted:

•	FOR each director nominee for terms expiring in 2007;

•	FOR the ratification of the By-laws Amendment;

•	FOR the ratification of the Omnibus 2006 Incentive Plan;

•	FOR the ratification of the audited financial statements; and

•	FOR the ratification of the appointment of the independent registered public accountant.

Voting results will be tabulated and certified by the Inspector of Elections.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2006, which will be filed with the Securities and Exchange Commission (SEC). Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors, ratify the By-laws Amendment and/or ratify the Omnibus 2006 Incentive Plan.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2007 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2007) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Anthony D.J. Ker, at Gryphon Gold Corporation, 810-1130 West Pender Street, Vancouver, BC, V6E 4A4, and received no later than May 15, 2007. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after July 5, 2007 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2006 Annual Report on Form 10-KSB?

The Company’s 2006 Annual Report on Form 10-KSB, including financial statements is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2006 Annual Report on Form 10-KSB as filed with the SEC, including the financial statements and financial statement schedules but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the 2006 Annual Report on Form 10-KSB should be mailed to:

Gryphon Gold Corporation 810-1130 West Pender Street Vancouver, BC V6E 4A4 Attention: Secretary

What materials accompany this proxy statement?

The following materials accompany this proxy statement:

1.	Form Proxy Card;
2.	The Company’s Annual Report to Shareholders for the year ended March 31, 2006;
3.	A copy of the Omnibus 2006 Incentive Plan;
4.	A copy of the Company’s Nominating and Audit Committee charters; and
5.	The Amended and Restated By-Laws of the Company.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board of Directors to have at least one (1) and no more than nine (9) Directors. The current Board is composed of eight (8) Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following eight (8) current Board Members for election at the 2006 Annual Meeting, to hold office until the 2007 Annual Meeting:

•	Allen S. Gordon;
•	Albert J. Matter;
•	Donald E. Ranta;
•	Christopher E. Herald;
•	Richard W. Hughes;
•	Rohan Hazelton;
•	Donald W. Gentry; and
•	Anthony (Tony) D.J. Ker.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board of Directors may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers. The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the Directors and officers are shown as of December 31, 2005.

Name and Municipality of Residence	Current Office with Gryphon Gold	Principal Occupation Last Five Years	Director Since

Allen S. Gordon	Director,	Chief Executive Officer,	April 30, 2003
Evergreen, Colorado	Chief Executive Officer and President	Gryphon Gold Corporation since August 2005;
President, 2003 to present, and Chief Operating
Officer, 2003 to August 2005, Gryphon Gold
Corporation; Senior Vice President of Mining
Operations, National Gold Corporation in 2002;
Chief Operating Officer of NRX Global
(USA) Corp., 2000 to 2002.

Albert J. Matter	Director and	Executive Chairman,	April 30, 2003
Vancouver,	Executive Chairman and Chairman	since August 2005; Chairman of the Board and Vice
British Columbia	of the Board	President of Corporate Development, Gryphon Gold
Corporation, 2003 to present.
President National Gold Corporation, 1999 to 2002.

Donald E. Ranta	Director,	Vice President, Gryphon	June 14, 2003
Lakewood, Colorado	Vice President of Exploration	Gold Corporation 2003 to present. Consulting
geologist 2001-2003.
President, NRX Global (USA) Corp., 2000-2002.

Christopher E. Herald	Director	President and CEO,	December 30, 2003
Wheat Ridge, Colorado		Crown Resources Corporation, 1988 to present.

Richard W. Hughes	Director	President of Klondike	June 14, 2003
North Vancouver,		Gold Corp. 1985 to present.
British Columbia

Rohan Hazelton	Director	Vice President Finance, formerly corporate Controller	July 6, 2005
North Vancouver,		2004 to present and Mgr. Treasury and Finance,
British Columbia		2002 to 2004, Goldcorp Inc. (and Predecessor
Wheaton River Minerals Ltd.) Auditor, Deloitte
& Touche LLP, 1999 to 2002.

Donald W. Gentry	Director	President, Chief Executive	July 18, 2005
Bella Vista, Arkansas		Officer, Chairman and Director of PolyMet Mining
Corporation, 1998 to 2003

Anthony (Tony) D. J. Ker	Director,	Executive Vice President,	May 7, 2004
West Vancouver,	Executive Vice President,	Gryphon Gold Corporation, 2003 to present, General
British Columbia	Secretary and Treasurer	Manager, Transcontinental Printing Inc.,
1996 to 2004.

Thomas Sitar	Former Chief Financial	Chief Financial Officer,	—
Vancouver,	Officer	Gryphon Gold Corporation, 2004 to May 15, 2006,
British Columbia		Vice President Finance, Weldwood of Canada
Limited, 1998 to 2003.

Michael K. Longinotti	Chief Financial	Chief Financial Officer, appointed May 15, 2006	—
North Vancouver,	Officer	Chief Financial officer Digital Payment Technologies
British Columbia		February 2005 to May 2006, CFO Knight Signs Sept
2004 to February 2005, CFO Silent Witness, Nov.
2000 to June 2003. 1992 to 2000 Comptroller
and then Treasurer of Cominco Ltd.

        The following is a description of the business background of the directors and executive officers of the Corporation.

        Allen S. Gordon, 55, Director, has served as our President and Chief Operating Officer since its inception in early 2003 and was appointed Chief Executive Officer on August 10, 2005. From 2000 to the present, Mr. Gordon has served as Executive Director and sole member of Evergreen Mineral Ventures LLC, a privately held management services company. During 2002 Mr. Gordon served as Senior Vice President of Mining Operations for National Gold Corporation, a public mining development company listed on the TSX Venture Exchange (Canada). From 2000 to 2002

Mr.  Gordon served as Chief Operating Officer of NRX Global (USA) Corp., (London Stock Exchange AIM listed) a mining software developer. During 2000 Mr. Gordon also served as interim Chairman of the Board, President and Chief Executive Officer of Greenstone Resources Ltd., a Toronto Stock Exchange and NASDAQ listed gold mining company. From 1997 to 2000 Mr. Gordon served as Managing Director of Union Hill Partners, a private mining investment adviser. Prior to 1997 Mr. Gordon served as Senior Vice President Technical Services and Project Development for Kinross Gold Corporation. Kinross Gold Corporation is a public corporation listed on the Toronto Stock Exchange and the New York Stock Exchange. Mr. Gordon’s experience includes international business experience in North America, Mexico, Central America, Europe, Central Asia, and the Russian Far East. Mr. Gordon has a M.S. in Mining Engineering and a B.S. in Geology from University of Idaho.

        Albert J. Matter, 59, Director, has served as our Chairman of the Board, Vice President of Corporate Development, past Secretary and Treasurer since its inception in early 2003 and was appointed Executive Chairman on August 10, 2005. From 1999 to December of 2002 Mr. Matter served as President and Chief Executive Officer of National Gold Corporation. From spring of 1998 to fall of 1999 Mr. Matter was in retirement. Mr. Matter has over 30 years of experience of providing corporate finance, strategic planning, mergers and acquisition, and business development assistance to numerous corporations and high net worth individuals, especially in Western Canada. Successful corporate financing highlights include projects for Consumers Distributing Ltd., CN/CP Telecom, Madison Ventures Ltd., Rea Gold Corporation, Echo Bay Mines Ltd., Russell Steel Ltd., Blackdome Mining Ltd., Southward Energy Ltd., Winspear Resources Ltd. and National Gold Corporation. Mr. Matter holds a B.A. in Economics from the University of British Columbia.

        Donald E. Ranta, 62, Director, served as our Vice President of Exploration from June 14, 2003, to January 2006, has held the following positions for the past five years: Director, President and Managing Director, Union Hill Partners, 1997-2000; President, NRX Global (USA) Corp., 2000-2002; Consulting Geologist, 2001 to 2003. Mr. Ranta is an internationally recognized exploration executive experienced in planning, implementing, and directing successful exploration and acquisition programs throughout North America, South America, Africa and other international locations. Dr. Ranta has extensive experience in generative exploration, project exploration and appraisal, geologic-engineering-economic evaluation, strategic and business planning, and management. Dr. Ranta has over 35 years of business experience and has served in various positions for mining companies, including President, Managing Director, Vice President of Exploration (Echo Bay Mines), Manager (VP) of North American Exploration (Phelps Dodge Corp.), Project Manager and Chief Geologist (AMAX). Dr. Ranta has a Ph.D. in Geological Engineering/Geology from Colorado School of Mines, a M.S. in Geological Engineering/Geology from Mackay School of Mines, University of Nevada, and a B.S. in Geological Engineering from University of Minnesota

        Christopher E. Herald, 52, Director, has been President and Chief Executive Officer of Crown Resources Corporation since 1993. Prior to that Mr. Herald was Vice President of Exploration for Crown Resources Corporation. Crown Resources Corporation is a public company listed on the over the counter bulletin board. Mr. Herald also has served as Chief Executive Officer and a director of Solitario Resources Corporation since 1993. Solitario Resources Corporation is a public company listed on the Toronto Stock Exchange. He is also a Director of TNR Gold Corp. and Maestro Ventures Ltd., both of which are public companies. Mr. Herald has over 25 years in domestic and international mineral exploration with an emphasis in the gold sector. Mr. Herald’s experience ranges from in-the-field supervision of significant gold projects to corporate management of US-based public exploration companies. He holds a

M.S.  in Geology from Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

        Richard W. Hughes, 74, Director, is President of Hastings Management Corp., a private management company providing administrative and professional services to public companies engaged in mineral exploration. He is also President of five companies listed on the Toronto Venture Stock Exchange (TSX): Klondike Gold Corp., Klondike Silever Corp., Abitibi Mining Corp., Sedex Mining Corp., Amador Gold Corp., Chairman of Golden Chalice Resources Inc. and is a director of Alamos Gold Corp. and 10 other TSX listed companies. Mr. Hughes has brought four mines into production and had a prominent role in the discovery of the Golden Giant (Hemlo Mine) in Ontario Canada and was responsible for the discovery of the Belmoral Mine and the Sleeping Giant Mine, both in Quebec, Canada.

        Rohan Hazelton, 32, Director, joined our board in July 2005 and was appointed Chairman of the Audit Committee. Mr. Hazelton is currently Vice President, Finance for Goldcorp Inc. Prior to Goldcorp’s merger with Wheaton River Minerals Ltd; he was Corporate Controller and a key member of Wheaton’s management team since 2002 during Wheaton’s rapid growth and significant increase in shareholder value. Mr. Hazelton is a Chartered Accountant and previously worked for Deloitte & Touche LLP and Arthur Andersen LLP. Prior to that, Mr. Hazelton was a commercial loans officer for Dialog Bank Moscow, Russia. Mr. Hazelton holds a B.A. in Math and Economics from Harvard University.

        Donald W. Gentry, 63, Director, joined our board in July 2005 after retiring from PolyMet Mining Corporation as its President, Chief Executive Officer, Chairman and Director from 1998 to 2003. He is a retired Professor Emeritus of the Colorado School of Mines, having served that institution from 1972 to 1998 as Professor, Department Head and Dean of Engineering. He has an international reputation as a consulting mining engineer, professional educator and mining executive. His primary interests center on the financial aspects of project evaluation, investment decision analysis, project financing, and corporate investment strategies. He previously served as a Director of Santa Fe Pacific Gold Corporation, Newmont Mining Corporation, and Newmont Gold Company and currently is a Director of Golden Gryphon Explorations (a company which is unrelated to Gryphon Gold Corporation). He was elected President of the Society for Mining, Metallurgy and Exploration, Inc. in 1993 and the American Institute of Mining, Metallurgical and Petroleum Engineers in 1996, and to the National Academy of Engineering in 1996. He holds B.S., M.S. and PhD. degrees in mining engineering from the University of Illinois, Mackay School of Mines, and U niversity of Arizona, respectively.

        Anthony Ker, 50, Director, has served as our Secretary and Treasurer since August 2003. From 1999 to February 2003, Mr. Ker served as Director, Treasurer, Secretary and Chief Financial Officer for National Gold Corporation, a TSX Venture Exchange listed company that merged into Alamos Gold, Inc. (TSX) during the spring of 2003. From 1996 and concurrent with the positions at National Gold Corporation, he was General Manager for Transcontinental Printing, Inc., British Columbia Division, a Toronto Stock Exchange listed company, and the second largest printer in Canada. Prior to the Transcontinental Printing, Inc. position, Mr. Ker managed a large coastal sawmill for International Forest Products Limited and Weldwood of Canada Limited in British Columbia. Mr. Ker holds a Bachelor of Science in Forestry from University of British Columbia.

        Thomas Sitar, 51, served as our Chief Financial Officer of Gryphon Gold from November 2004 until May 15, 2006. From 1998 to 2003 Mr. Sitar was Vice President, Finance of Weldwood of Canada Limited, a large Western Canadian forest products producer, which merged into West Fraser Timber Ltd., previously owned by International Paper Company. Mr. Sitar has 25 years of experience in the financial management of public companies, including his position as Treasurer of Weldwood when it was a Toronto Stock Exchange listed company. Mr. Sitar has a Bachelor of Commerce from the University of Windsor and is a member of Institute of Chartered Accountants of B.C.

        Michael K. Longinotti, 49, was appointed as our Chief Financial Officer effective May 15, 2006. From 2003 to 2006 Mr. Longinotti has worked with several entrepreneurial companies as CFO including Digital Payment Technologies, Knight Signs and Rx Networks. From 2000 to 2004 he was CFO of Silent Witness, a NASDAQ and TSX listed provider of security equipment and network provider. From 1989 to 2000 he was in various positions, including Comptroller and Treasurer at Cominco Ltd. a multinational mining and smelting corporation with Cdn$ 3 billion in assets. Mr. Longinotti holds a B.S. in Geology and a B.S. in Environmental Science from Washington State University and a B.A. in Business Administration from the University of Washington and is a member of the Washington State Society of Certified Public Accountants.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE
BOARD OF DIRECTORS STRUCTURE

General Structure

The Company’s current bylaws require the Board of Directors to have at least one (1) and no more than nine (9) Directors. The current Board is composed of eight (8) Directors.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
OF ANNUAL MEETING

During the fiscal year ending March 31, 2006, the Board held 12 meetings of the Board. None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting. Last year 6 members of the Board attended the annual meeting.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Anthony D.J. Ker, Gryphon Gold Corporation, 810-1130 West Pender Street, Vancouver, BC V6E 4A4. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

        Our Board of Directors has established four board committees: an Audit Committee, a Compensation Committee, a Corporate Governance/Nominating Committee, and a Project Development, Environmental & Sustainability Committee.

        The information below sets out the current members of each of Gryphon Gold’s board committees and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

        Our Audit Committee has been structured to comply with Canadian Multilateral Instrument 52-110-Audit Committees (MI 52-110) and Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Our Audit Committee is comprised of Chris Herald, Don Gentry and Rohan Hazelton, all of whom are independent directors under MI 52-110 and the audit committee rules of the American Stock Exchange. Rohan Hazelton is the Chairman of the Audit Committee. Both Rohan Hazelton and Chris Herald satisfy the criteria for an audit committee financial expert under Item 401(e) of Regulation S-B of the rules of the Securities and Exchange Commission.

        The Audit Committee meets with management and Gryphon Gold’s external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee reviews Gryphon Gold’s significant financial risks, will be involved in the appointment of senior financial executives and will annually review Gryphon Gold’s insurance coverage and any off-balance sheet transactions.

        The Audit Committee is mandated to monitor Gryphon Gold’s audit and the preparation of financial statements and to review and recommend to the board of directors all financial disclosure contained in Gryphon Gold’s public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the board of directors. The Audit Committee and board of directors each have the authority to terminate the external auditor’s engagement (subject to confirmation by shareholders). The Audit Committee will also approve in advance any services to be provided by the external auditors which are not related to the audit.

        During the fiscal year ended March 31, 2006, the Audit Committee met 4 times. A copy of the Audit Committee charter accompanies this proxy statement as Appendix B.

Report on Audited Financial Statements

Our Audit Committee reviewed and discussed the audited financial statements with management. Our Audit Committee discussed with our independent auditors the matters required to be discussed by SAS 61 and has received written disclosure and a letter from our independent auditor required by Independence Standards Board Standard No. 1. Based on the review and discussions, our Audit Committee recommended that the audited financial statements be included in the annual report on Form 10-KSB for the year ended March 31, 2006.

Audit Committee Members
Chris Herald
Don Gentry
Rohan Hazelton

Compensation Committee

        The Compensation Committee is comprised of Richard Hughes, Chris Herald, and Rohan Hazelton, all of whom are independent directors. The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of Directors, executive officers and providing advice on compensation structures in the various jurisdictions in which Gryphon Gold operates. In addition, the Compensation Committee reviews both the overall salary objectives of Gryphon Gold and significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options, incentive and deferred compensation benefits.

        During the fiscal year ended March 31, 2006, the Compensation Committee met 2 times.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee is comprised of Richard Hughes, Chris Herald, Don Gentry and Don Ranta. The Corporate Governance and Nominating Committee is responsible for developing Gryphon Gold’s approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of Gryphon Gold, including recommending director candidates, review of board procedures, size and organization, and monitoring of senior management with respect to governance issues. The committee is responsible for the development and implementation of corporate communications to ensure the integrity of Gryphon Gold’s internal control and management information systems. The purview of the Corporate Governance and Nominating Committee also includes the administration of the board’s relationship with the management of Gryphon Gold, monitoring the quality and effectiveness of Gryphon Gold’s corporate governance system and ensuring the effectiveness and integrity of Gryphon Gold’s communication and reporting to shareholders and the public generally.

        The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

        Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. Outside of Allen Gordon and Albert Matter, who participate in the interaction of the Board and Nominating Committee in considering potential nominees to the Board, no shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

        During the fiscal year ended March 31, 2006, the Corporate Governance and Nominating Committee met 2 times. A copy of the Corporate Governance and Nominating Committee charter accompanies this proxy statement as Appendix C.

Project Development, Environmental & Sustainability Committee

        The Project Development, Environmental & Sustainability Committee is comprised of Don Gentry, Don Ranta and Tony Ker. The committee is to review and provide technical and commercial guidance for major project development plans, ensure management has appropriate systems in place to plan, implement and track performance of project development. The Committee shall establish environmental policy, monitor compliance and audit our performance relative to policy. The Committee shall establish health and safety policies monitor compliance and audit our practices and actions. The Committee shall establish policy for involving communities of interest in the design and implementation of project development towards sustainable mining development.

DIRECTOR COMPENSATION

        Beginning in July 2005, independent board members who are not employed by us in any capacity other than as a director will be compensated for their services as follows:

•	For any Board or Committee meeting not requiring travel, such as a telephone conference call — a meeting fee of $250.

•	For any fully constituted meeting of the Board or a Committee requiring travel of over four hours in aggregate — a meeting fee of $1,000.

•	Any expenses, travel, administrative, telephone or other costs associated with a Board member’s fulfilling his or her duties as a Board member will be reimbursed by Gryphon Gold.

        Previously, we had no standard arrangement pursuant to which directors were compensated for their services in their capacity as such.

OTHER GOVERNANCE MATTERS

Code of Conduct

        We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics summarizes the legal, ethical and regulatory standards that we must follow and will serve as a reminder to our directors, officers and employees, of the seriousness of that commitment. Compliance with this code and high standards of business conduct is mandatory for each of our employees.

        The Code of Business Conduct and Ethics was filed with the SEC on February 10, 2006 as exhibit 14.1(2) to Form 10-QSB quarterly report for the quarter ending December 31, 2005. Further information and a copy of the Code of Business Conduct and Ethics is available on our website at www.gryphongold.com. Any future violations of the Code of Business Conduct and Ethics will be reported on our website.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Legal Proceedings

Neither we nor any of our property are currently subject to any material legal proceedings or other regulatory proceedings. We do not currently know of any legal proceedings against us involving our Directors, executive officers, or stockholders of more than 5% of our voting stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended March 31, 2006.

EXECUTIVE COMPENSATION

COMPENSATION SUMMARIES

Compensation Table

        The following table sets forth compensation paid to each of the individuals who served as our Chief Executive Officer and our other most highly compensated executive officers (the “named executive officers”) for the fiscal years ended March 31, 2006, 2005, and 2004.

        On April 4, 2006, the Board authorized salary adjustments for directors, officers, and employees. These adjustments are indicated in the compensation table below. Further, the Board proposed stock grants to certain directors and executives to provide additional compensation, such stock grants would be part of the 2006 Omnibus Incentive Plan to be approved at the next annual general meeting of stockholders.

	Annual Compensation				Long Term Compensation

					Awards		Payouts

Name and Principal Position	Fiscal Year	Salary ($)	Bonus(11) ($)	Other Annual Compensation ($)	Common Shares Under Options/SARs Granted(#)	Restricted Shares or Restricted Share Units ($)	Long Term Incentive Plan Payouts ($)	All Other Compensation ($)

Allen Gordon(1)	2006	126,250	62,700	-	-	-	-	-
President and	2005	120,000(10)	42,550	-	-	-	-	-
Chief Executive Officer	2004	105,000	130,000(5)	12,500(6)	-	-	-	-

Albert Matter (2)	2006	125,785	101,976	-	-	-	-	-
Executive Chairman	2005	120,000(10)	42,550	-	-	-	-	-
	2004	105,000	130,000(5)	12,500(6)	-	-	-	-

Anthony Ker (3)	2006	125,242	65,161	-	-	-	-	-
Executive Vice President	2005	120,000(10)	42,550	-	-	-	-	-
and Secretary	2004	11,375	12,000	12,500(6)	-	-	-	-

Thomas Sitar(4)	2006	120,000	30,658	119,908(7)	-	-	-	-
Former Chief Financial Officer	2005	66,750(10)	24,800	150,000(6)	-	-	-	-

Donald E. Ranta	2006	56,000	40,600	48,000(8)	-	-	-	-
Former Vice President	2005	66,350	42,550	-	-	-	-	-
of Exploration	2004	19,556	-	13,500(6)	-	-	-	-

Steven Craig (9)	2006	31,250	10,000	20,000(9)
Vice President of Exploration

(1)	Effective March 2006 annual salary adjusted to $195,000.
(2)	Effective March 2006 annual salary adjusted to Cdn$220,600.
(3)	Mr. Ker was appointed Executive Vice President on February 1, 2004, effective March 2006 annual salary adjusted to Cdn$213,000.
(4)	Mr. Sitar was appointed Chief Financial Officer on November 1, 2004 and retired on May 15, 2006.
(5)	Includes signing bonus in the amount of $60,000.
(6)	Compensation deemed to be received by officers as a result of securities issued below market value.
(7)	Compensation for tax liability related to issue of securities below market value
(8)	Consulting fees paid after Mr. Ranta’s retirement on January 1, 2006.

(9)	Mr. Craig was appointed Vice President of Exploration on January 5, 2006, other compensation represents a signing bonus.
(10)	Includes salary paid to the applicable officer in his capacity as an employee from January 1, 2005 to March 31, 2005 in the amount of $30,000. Prior thereto, each of those named executive officers was retained through a consulting arrangement either individually or through an entity controlled by the individual, and the balance of all amounts recorded as salary and bonus paid to them represents consulting fees.
(11)	Performance bonuses paid or payable to officer or an entity controlled by the officer since April 24, 2003 (inception).

Stock Option/Stock Appreciation Rights (“SARs”) Grants

        We adopted a Stock Option Plan during the year ended March 31, 2005 which continued into the fiscal year ended March 31, 2006. The plan permits the company to issue up to 3,000,000 shares of common stock to officers, directors, employees and consultants, in the form of options. The plan was approved by our shareholders at the annual meeting of shareholders held on May 13, 2005. The Board recently authorized a new plan, the 2006 Omnibus Incentive Plan (“Omnibus Plan”), which will authorize 3,000,000 shares of common stock and 1,000,000 shares of restricted stock for issuance to officers, directors, employees and consultants. The Omnibus Plan is subject to shareholder approval at the next annual meeting, see Proposal 3 below.

        The following table sets forth the stock options granted to our named executive officers and directors during the year ended March 31, 2006. No stock appreciation rights were awarded.

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/Share)	Market Value of Underlying Securities on the Date of Grant	Expiration Date

Steven Craig	90,000	23	Cdn$1.15	Cdn$1.15	January 5, 2011
Vice President of Exploration	60,000	16	Cdn$1.37	Cdn$1.37	March 13, 2011

Rohan Hazelton	150,000	-	$0.75	$0.75(2)	August 2, 2010
Director

Donald Gentry	150,000	-	$0.75	$0.75(2)	August 2, 2010
Director

(1)	During the fiscal year ended March 31, 2006 we granted options to acquire a total of 684,000 shares of common stock to our officers, directors and employees and also we granted options to acquire a total of 170,000 shares of common stock to consultants.

(2)	Our common shares were not traded on any public market on the date of grant. We issued units consisting of one share of common stock and one-half of one share purchase warrant at a price of $0.65 per unit prior to the date of grant. Accordingly, $0.75 may be considered to be a measure of market value of a share of common stock on the date of grant.

        Subsequent to March 31, 2006, the Board of Directors authorized the following option grants to officers and directors, subject to shareholder approval of the Omnibus Plan at the Annual General meeting:

Name	Number of Securities Underlying Options/SARs Granted (#)	Exercise or Base Price ($/Share)	Market Value of Underlying Securities on the Date of Grant	Expiration Date

Allen Gordon	225,000	Cdn$1.37	Cdn$1.37	April 4, 2012
President and CEO

Albert Matter	200,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Chairman

Tony Ker	200,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Executive Vice President

Steven Craig	50,000	Cdn$1.37	Cdn$1.37	April 4, 2012

Michael Longinotti	250,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Chief Financial Officer	25,000(1)	Cdn$1.37	Cdn$1.37

Directors:
Rohan Hazelton	175,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Chris Herald	100,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Richard Hughes	100,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Donald Gentry	175,000	Cdn$1.37	Cdn$1.37	April 4, 2012
Donald Ranta	200,000	Cdn$1.37	Cdn$1.37	April 4, 2012

(1)	Represents Restricted Stock Units, part of a plan to be implemented and approved by shareholders.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        We had no option/SAR exercises during our fiscal year ended March 31, 2006.

Long Term Incentive Plan Awards

        No long-term incentive awards have been made by us to date.

Defined Benefit or Actuarial Plan Disclosure

        We do not provide retirement benefits for the directors or officers.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

        Gryphon Gold is a party to employment contracts for each of Messrs. Matter, Gordon and Ker. Pursuant to those agreements they are entitled to compensation for termination of their employment in certain circumstances, including termination without cause and change of control. The employment agreements provide for the payment of compensation that will be triggered by a termination of the executive officer’s employment by either Gryphon Gold or the executive officer following a change of control of Gryphon Gold, or by Gryphon Gold at any time, other than for “cause.” In such event, each officer will be entitled to receive an amount equal to one year’s annual salary plus bonus (equal to the amount of bonus in the prior year) earned in the year of change of control, and existing benefits for a period of 12 months. The agreements with Messrs. Matter, Gordon and Ker include limited non-competition and non-solicitation covenants for a period of 12 months following termination. Mr. Ranta is a party to a consulting agreement under which he is paid on a per diem basis and pursuant to which he is entitled to compensation for termination of his agreement in certain circumstances, including termination without cause and change of control. Mr. Longinotti was appointed as new Chief Financial Officer effective May 15, 2006 and the Company has agreed to enter into a formal employment agreement with him in due course.

        The Company and Michael Longinotti have agreed to several terms regarding his services as Chief Financial Officer to the Company. Mr. Longinotti was appointed Chief Financial Officer on May 15, 2006 and will receive the following compensation and incentives:

•	Annual compensation of Cdn$ 185,000 plus an annual incentive bonus and four weeks paid vacation;

•	Benefits consisting of a Company paid Medical Service Plan health premium plan and a Company paid extended health plan;

•	A grant of up to 25,000 shares of Company stock as part of Restricted Stock Units in the Omnibus Plan(1) vested in four (4) equal quarterly amounts starting 12 months from commencement of employment;

•	250,000 stock options issued pursuant to the Company’s Stock Option Plan to vest in six (6) equal quarterly amounts over 18 months commencing 12 months from commencement of employment;

•	100,000 Units of the Company at a price of Cdn$ 1.35; with each Unit consisting of one (1) share of the Company’s common stock with a par value of $0.001 and one-half (1/2) of one (1) share purchase Series D Warrant.

(1)	The granting of these shares is subject to the proper implementation of the Omnibus Plan by the Company.

        Mr.  Longinotti’s employment commenced April 18, 2006. During the transition period leading up to his appointment as Chief Financial Officer, Mr. Longinotti assisted Mr. Thomas Sitar, the Company’s former Chief Financial Officer, in transferring the responsibilities of that office.

        Except as described above, and the payment of directors’ fees, there are no service contracts of any director or officer of Gryphon Gold and there is no arrangement or agreement made or proposed to be made between Gryphon Gold and any of its named executive officers pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of Gryphon Gold or a change in the named executive officer’s responsibilities following such change in control.

Report on Repricing of Options/SARs

        None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

EQUITY COMPENSATION PLANS

        Gryphon Gold has two equity compensation plans under which the Board has authorized incentive awards. One is the Stock Option Plan, approved by shareholders on May 13, 2005, and the other is the 2006 Omnibus Incentive Plan, “Omnibus Plan,” which is subject to approval by shareholders at the next annual meeting, see Proposal 3 below.

Outstanding Options

        On March 29, 2005, our board of directors adopted a Stock Option Plan (which we sometimes refer to as the Incentive Plan). The Stock Option Plan was approved by our shareholders on May 13, 2005.

        As of March 31, 2006 we had granted 2,879,000 stock options pursuant to the terms of our Stock Option Plan as described below, with expiry dates to 2011. We may issue up to 3,000,000 shares of common stock under the terms of our current Stock Option Plan. However, with the adoption of the Omnibus Plan, no new options will be granted under the Stock Option Plan.

(a)	(b)	(c)	(d)	(e)
Name and Principal Position	Shares Acquired on Exercise ($)	Value Realized ($)	Options/SAR of FY-End (%) Exercisable/ Unexercisable	Options/SAR at FY-End ($) Exercisable/ Unexercisable	Options/SAR Outstanding at FY-End

Allen Gordon	$0.00	$0.00	12.2%/0%	$151,027/$0	350,000
President and
Chief Executive Officer

Albert Matter	$0.00	$0.00	12.2%/0%	$151,027/$0	350,000
Executive Chairman

Anthony Ker	$0.00	$0.00	11.3%/0%	$140,240/$0	325,000
Executive Vice President

Thomas Sitar(1)	$0.00	$0.00	8.7%/0%	$107,877/$0	250,000
Former Chief Financial Officer

Donald E. Ranta(2)	$0.00	$0.00	11.3%/0%	$140,240/$0	325,000
Former Vice President
of Exploration

(a)	(b)	(c)	(d)	(e)
Name and Principal Position	Shares Acquired on Exercise ($)	Value Realized ($)	Options/SAR of FY-End (%) Exercisable/ Unexercisable	Options/SAR at FY-End ($) Exercisable/ Unexercisable	Options/SAR Outstanding at FY-End

Steven Craig(3)	$0.00	$0.00	1.0%/4.2%	$3,647/$14,589	150,000
Vice President
of Exploration

(1)	Mr. Sitar retired as of May 15, 2006.
(2)	Mr. Ranta retired as of January 1, 2006, now continues as a director and a consultant to the Company.
(3)	Mr. Craig was appointed on January 5, 2006.

        On April 4 and April 18, 2006, the board of directors authorized the granting of incentive stock option grants to its directors, executives, and employees. On May 26, 2006 and July 14, 2006, the board of directors authorized the granting of options to two consultants. In aggregate, the board authorized 1,885,000 new stock options and Restricted Stock Units at Cdn$1.37 per share, vesting over twelve (12) to thirty (30) months and subject to termination in five (5) or six (6) years. All of these grants are subject to stockholder approval at the next annual meeting of the stockholders.

EQUITY COMPENSATION PLAN INFORMATION

        As of August 9, 2006, the stock option plan information is as follows:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans approved by security holders	2,942,500	$0.78	10,000
Equity compensation plans not approved by security holders*	1,885,000	Cdn $1.37	2,115,000

*	The shareholders are voting to ratify the compensation plans at the annual shareholder meeting scheduled on September 12, 2006.

Stock Option Plan

        Our Stock Option Plan provides that the total number of shares of common stock which may be issued pursuant to the Stock Option Plan shall not exceed 3,000,000 shares of common stock. No further options will be granted under the Stock Option Plan. However, the board of directors has approved the Omnibus Plan, which will allow for the issuance of 4,000,000 shares of common stock in respect of incentive stock options (subject to a maximum of 3,000,000), Restricted Stock Units and Restricted Stock (subject to a maximum of 1,000,000) and other forms of awards. The proposed Omnibus Plan is subject to stockholder approval at the next annual meeting of the stockholders, see Proposal 3.

        The Stock Option Plan is administered by the Compensation Committee, and has full and final authority with respect to the granting of options there under. Options may be granted under the Stock Option Plan to such directors, officers, employees or consultants of Gryphon Gold and its subsidiaries as the Compensation Committee may from time to time designate (referred to as a “participant”). Each option will generally entitle a participant to purchase one share of common stock during the term of the option upon payment of the exercise price. The exercise price of any options granted under the Stock Option Plan shall be determined by the Compensation Committee and may not be less than the market price of our common stock on the date of grant of the options (calculated in accordance with the rules of the Toronto Stock Exchange as the volume weighted average trading price for the five trading days preceding the date of grant). Gryphon Gold may provide financial assistance to eligible persons to purchase shares of common stock under the Stock Option Plan, subject to applicable law and the rules and policies of any securities regulatory authority or stock exchange with jurisdiction over the Corporation or a trade in its securities. Any financial assistance so provided will be repayable with full recourse and the term of any such financing shall not exceed the term of the option to which the financing applies.

        The term of any options granted shall be determined by the Compensation Committee at the time of the grant but the term of any options granted under the Stock Option Plan shall not exceed ten years. If desired by the Compensation Committee, options granted under the Stock Option Plan may be subject to vesting provisions. Options granted under the Stock Option Plan are not transferable or assignable other than by will or otherwise by operation of law. In the event of death or disability of an option holder, options granted under the Stock Option Plan expire one year from the death or disability of the option holder.

        Certain restrictions contained in the Stock Option Plan include:

•	the number of shares of common stock which may be issued pursuant to the Stock Option Plan (or any other employee-related plan or options for service) to any one person may not exceed 5% of all the common shares issued and outstanding on a non-diluted basis from time to time; and

•	the number of shares of common stock which may be issued pursuant to the Stock Option Plan (or any other employee-related plan or options for services) to insiders as a group (as defined in the rules of the Toronto Stock Exchange to include generally directors, senior officers of Gryphon Gold or its subsidiaries or shareholders who own more than 10% of our common stock) during any twelve month period may not exceed 10% of the common stock issued and outstanding on a non-diluted basis from time to time (unless approval of disinterested shareholders has been obtained in accordance with the rules of the Toronto Stock Exchange).

•	the number of shares of common stock which may be reserved for issuance in respect of options granted to insiders pursuant to the Stock Option Plan (or any other employee-related plan or options for service) may not exceed 10% of the common stock issued and outstanding on a non-diluted basis from time to time unless approval of disinterested shareholders has been obtained in accordance with the rules of the Toronto Stock Exchange).

        Gryphon Gold’s board of directors may at any time terminate or amend the Stock Option Plan in any respect, provided however, that the board may not, without the approval of the shareholders, amend the Stock Option Plan or any option granted thereunder in any manner that requires shareholder approval under applicable law or the rules and policies of any stock exchange or quotation system upon which the common shares are listed or quoted.

2006 Omnibus Incentive Plan

        As described above, the Board has adopted the 2006 Omnibus Incentive Plan. The Omnibus Plan will authorize 3,000,000 shares of common stock and 1,000,000 shares of restricted stock for issuance to officers, directors, employees and consultants. The Omnibus Plan is subject to shareholder approval at the next annual meeting, see Proposal 3 below. For a description of the Omnibus Plan see pages 34-42 below. For a chart detailing options granted under the Omnibus Plan, but subject to shareholder approval of the Omnibus Plan, see page 40 below.

        Summary of Outstanding Options and Awards

        The following table sets out the total number of shares of common stock reserved for issuance under the Stock Option Plan and the Omnibus Incentive Plan is respect of outstanding options and awards and in respect of options and awards available for issuance (effective upon approval of the Omnibus Incentive Plan) as of August 9, 2006.

	Number of Shares	% of Outstanding Shares(2)

Options outstanding under the	2,942,500	7.17
Stock Option Plan

Options outstanding under the	1,855,000	4.52
Omnibus Incentive Plan

Awards outstanding under the	25,000	**
Omnibus Incentive Plan

Options available for issuance	1,145,000	2.79
under the Omnibus Incentive Plan(1)

Awards available for issuance under	975,000	2.38
the Omnibus Incentive Plan

**-	denotes percentage less than 1%
(1)	No further options will be granted under the Stock Option Plan.
(2)	Calculated based on 41,048,870 shares outstanding as of July 19, 2006.

SECURITIES OWNERSHIP

        The following tables set forth information as of March 31, 2006 regarding the ownership of our common stock by:

        • each person who is known by us to own more than 5% of our shares of common stock; and

        • each named executive officer, each director and all of our directors and executive officers as a group.

        The number of shares beneficially owned and the percentage of shares beneficially owned are based on 40,294,870 shares of common stock outstanding as of March 31, 2006.

        For the purposes of the information provided below, shares subject to options and warrants that are exercisable within 60 days following March 31, 2006 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Principal Stockholders

As of March 31, 2006
Name and Address of Beneficial Owner(1)	Shares	Percent
Allen Gordon	2,600,000(3)	6.40(3)
390 Union Blvd., Suite 360
Lakewood, CO 80228

Albert Matter	2,600,000(3)	6.40(3)
Suite 810, 1130 West Pender Street
Vancouver, BC V6E 4A4

As of March 31, 2006
Name and Address of Beneficial Owner(1)	Shares	Percent

Standard Bank plc	5,769,231(4)	13.67(4)
25 Dowgate Hill, Cannon Bridge House
London, United Kingdom EC4R 2SB

Bolder Opportunities I Limited Partnership	1,950,000(5)	4.84(5)
800-- 1450 Creekside Dr.
Vancouver, BC, Canada V6J 5B3

Other Directors and Officers-- as a group (2)	5,717,500(6)	13.59(6)

(1)	Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned. Figures shown are on a non-diluted basis.

(2)	Figure shown represents the sum of shares owned or controlled individually by directors and officers (other than Mr. Matter and Mr. Gordon) and includes ownership by spouses (335,000 shares) where it may be considered that direction and control over these shares rests with the director or officer.

(3)	Includes 350,000 shares acquirable upon exercise of vested stock options.

(4)	Includes 1,923,077 shares acquirable upon exercise of warrants.

(5)	During fiscal 2006, held more than 5% of shares outstanding. Includes 250,000 shares acquirable upon exercise of warrants.

(6)	Includes 1,563,000 shares acquirable upon exercise of vested stock options and 202,500 shares acquirable upon exercise of warrants.

(7)	Includes 350,000 shares initially claimed to be indirectly beneficially owned by Mr. Matter, but now disclaimed by Mr. Matter in an amendment to Form 3 filed with the SEC on June 27, 2006.

        Bolder Investment Partners, Ltd., one of the underwriters during the initial public offering and an agent for private placements, is the controlling shareholder of the general partner of Bolder Opportunities I Limited Partnership. The compensation of the general partner is based in part on the net asset value of Bolder Opportunities I Limited Partnership. Our decision to issue and sell the units, including the determination of the terms of the offering, has been made through negotiations between us and the underwriters. Neither Bolder Opportunities I Limited Partnership nor its general partner has had any involvement in such decision or determination. None of Bolder Investment Partners, Ltd., Bolder Opportunities I Limited Partnership, the general partner of Bolder Opportunities I Limited Partnership, or any related issuer of Bolder Investment Partners, Ltd. received any proceeds of the offering, other than the receipt by Bolder Investment Partners, Ltd. of its share of the underwriting or agent commission .

Security Ownership of Management

As of March 31, 2006
Name and Address of Beneficial Owner(1)	Shares	Percent
Allen Gordon	2,600,000(2)	6.40%(2)
Director, President and Chief Executive Officer
390 Union Blvd., Suite 360
Lakewood, CO 80228

Albert Matter	2,600,000(2)	6.40%(2)
Executive Chairman
Suite 810, 1130 West Pender Street
Vancouver, BC V6E 4A4

As of March 31, 2006
Name and Address of Beneficial Owner(1)	Shares	Percent

Anthony Ker	1,475,000(3)	3.62%(3)
Director, Executive Vice President
Suite 810, 1130 West Pender Street
Vancouver, BC V6E 4A4

Thomas Sitar	937,500(4)	2.30%(4)
Former Chief Financial Officer
Suite 810, 1130 West Pender Street
Vancouver, BC V6E 4A4

Donald E. Ranta	1,012,000(5)	2.48%(5)
Director, Former Vice President of Exploration
390 Union Blvd., Suite 360
Lakewood, CO 80228

All directors and executive officers as a group (10 persons)	10,917,500(6)	13.37%(6)

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)	Includes vested options exercisable to acquire 350,000 shares of common stock.

(3)	Includes vested options exercisable to acquire 325,000 shares of common stock and 50,000 shares upon the exercise of warrants.

(4)	Includes vested options exercisable to acquire 250,000 shares of common stock and 62,500 shares upon the exercise of warrants.

(5)	Includes vested options exercisable to acquire 325,000 shares of common stock and 80,000 shares upon the exercise of warrants.

(6)	Includes vested options exercisable to acquire 2,263,000 shares of common stock and 202,500 shares upon the exercise of warrants.

(7)	Includes 350,000 shares initially claimed to be indirectly beneficially owned by Mr. Matter, but now disclaimed by Mr. Matter in an amendment to Form 3 filed with the SEC on June 27, 2006.

        We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

        We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

        As of March 31, 2006, we had approximately 200 shareholders of record of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Except for the transactions described below, none of our directors, senior officers or principal shareholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, from April 23, 2003 (date of inception) to the date of this report, or in any proposed transactions, in which such person had or is to have a direct or indirect material interest.

        During the fiscal year ended March 31, 2005 and the period from April 24, 2003 (inception) to March 31, 2005, our directors and officers received loans bearing interest at a rate of 1 1/2% to 2% from us for the purpose of purchasing securities of the company. Loans outstanding as of April 1, 2006 were repaid during the fiscal year ended March 31, 2006 (all loans were fully repaid by June 30, 2005). Details of the loans are listed below:

Name and Principal Position	Largest Amount Outstanding during the Year Ended March 31, 2006	Amount Outstanding as at March 31, 2006	Financial Assisted Securities Purchased during Year Ended March 31, 2006
	$	$	(Common stock)
Allen Gordon(1)	7,735	0	0
President, Chief Executive Officer and Director

Thomas Sitar(2)	46,625	0	0
Former Chief Financial Officer

(1)	We loaned a total of $162,500 to Mr. Gordon, evidenced by three secured promissory notes dated May 15, 2003 in the amount of $50,000, with an interest rate of 1.5% per annum, due May 15, 2005 (paid December 31, 2003); June 15, 2003 in the amount of $75,000, with an interest rate of 1.5% per annum, due June 15, 2005 (paid March 28, 2005); and February 1, 2004 in the amount of $37,500, with an interest rate of 1.5% per annum, due May 30, 2005 (paid June 7, 2005).

(2)	We loaned a total of $96,625 to Mr. Sitar, evidenced by a secured promissory note dated November 1, 2004 in the amount of $96,625, with an interest rate of 2% per annum, due October 31, 2006 (paid May 29, 2005).

(3)	Securities were purchased with the proceeds of loans in the years prior to the year ended March 31, 2006.

PURCHASES OF SECURITIES

        During the fiscal year ending March 31, 2006, officers, directors and 10% shareholders of Gryphon Gold purchased securities of Gryphon Gold on the following terms:

Officer, Director, 10% Shareholder	Type of Security	Price of Security	Date of Purchase

Rohan Hazelton	20,000 units.(1)	$0.65 per unit	April 25, 2005
Standard Bank plc	3,846,154 units.(1)	$0.65 per unit	April 26, 2005
Bolder Opportunities I Limited Partnership	500,000 units.(1)	$0.65 per unit	April 1, 2005
Donald Gentry	5,000 common shares	$1.19 per share	January 30, 2006
Richard Hughes	110,000 common shares	Cdn$ 1.28-1.35	Jan. 23 - Feb. 2, 2006
Donald Ranta	22,000 common shares	$0.905 per share	December 23, 2006

(1)	Each unit consisted of one share of common stock and one-half of one share purchase warrant, each whole warrant exercisable to acquire one share of common stock at $0.90.

        Bolder Opportunities I Limited Partnership beneficially owns 1,650,000 shares of our common stock, including 1,400,000 shares of common stock and warrants exercisable to acquire an additional 250,000 shares of common stock at $0.65 per share. Bolder Investment Partners, Ltd., one of the underwriters during our initial public offering and an agent for private placements, is the controlling shareholder of the general partner of Bolder Opportunities I Limited Partnership. The compensation of the general partner is based in part on the net asset value of Bolder Opportunities I Limited Partnership. Our decision to issue and sell units, including the determination of the terms of the offerings, has been made through negotiations between us and the underwriters. Neither Bolder Opportunities I Limited Partnership nor its general partner has had any involvement in such decision or determination. None of Bolder Investment Partners, Ltd., Bolder Opportunities I Limited Partnership, the general partner of Bolder Opportunities I Limited Partnership, or any related issuer of Bolder Investment Partners, Ltd. will receive any proceeds of the offering, other than the receipt by Bolder Investment Partners, Ltd. of its proportionate share of the underwriting or agent commission .

        Other than compensatory arrangements described under “Executive Compensation” and the transactions described above, we have had no other transactions, directly or indirectly, during the past fiscal year with our directors, senior officers or principal shareholders, or any of their associates or affiliates in which they had or have a direct or indirect material interest.

STOCK PERFORMANCE GRAPH

The performance graph below shows Gryphon Gold Corporation’s cumulative total return based on an initial investment of $100 in Gryphon Gold common stock, as compared with the S&P 500 Stock Index and the S&P Gold Index. The chart shows monthly performance marks since Gryphon Gold stock started trading on the Toronto Stock Exchange on December 22, 2005. There are no quotes prior to this date. This performance chart assumes: (1) $100 was invested on December 22, 2005, in Gryphon Gold Common Stock at the initial public offering price of Cnd$0.85/US$0.73, in the S&P 500 Stock Index, and in the S&P Capped Gold Index; and (2) all dividends are reinvested. Canadian dollar closing price quotes on the TSX are converted to US dollars using the noon exchange rate as quoted by the Bank Of Canada for the date of the closing price quote.

DATA TABLE

	12/22/05	1/3/06	2/1/06	3/1/06	4/3/06	5/1/06		6/1/06	7/1/06

Gryphon Gold	$100	$ 122	$138.24	$138.71	$140.59	$ 204		$170.94	$129.06

S&P 500	$100	$100.05	$100.13	$101.82	$102.34	$102.92		$101.39	$100.22

S&P Gold Index	$100	$108.57	$119.57	$110.64	$124.78	$140.67	(1)	$124.77	$123.44

(1) Price quote from closing on May 2, 2006no price quote available on May 1, 2006.

PROPOSAL 2 — RATIFICATION OF THE
AMENDMENT TO THE BY-LAWS

What am I voting on?

You are voting on a proposal to ratify the Company’s Amended and Restated By-laws as adopted by the Board on November 9, 2005. The Board adopted the proposed amendments at a meeting of the Board and made all changes subject to shareholder approval at the next annual meeting. As explained below, the amendments change the Company’s principal office, removes the default date of the annual meeting (leaving the date to the determination of the Board), lowers quorum requirements at meetings of the stockholders, states authorized consideration for shares, and alters required share certificate information.

Why did the Board adopt the By-laws Amendment?

The Board determined that is was in the best interests of the Company and the stockholders for the Company to amend the By-laws to reflect the Company’s new business address, allow greater flexibility in the annual meeting of the stockholders and greater efficiency in the issuance of share certificates.

What will the articles of incorporation provide if the By-laws Amendment is ratified?

Pursuant to the resolution adopted by the Board, several provisions will be amended to read as follows:

        Section 1.1 which previously read: “PRINCIPLE OFFICE. The principal office of GRYPHON GOLD CORPORATION (the “Corporation”) shall be located at 32509 El Diente Court, Evergreen Colorado 80439.”

        Now reads: “PRINCIPAL OFFICE. The principal office of GRYPHON GOLD CORPORATION (the “Corporation”) shall be located at 390 Union Blvd., Suite 360, Lakewood, Colorado 80228.”

        Section 2.1 which previously read: “ANNUAL MEETINGS. Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors. In the absence of such designation , the annual meeting shall be held on the second Tuesday of April each year at 10:00 a.m. At the annual meeting, the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.”

        Now reads: “ANNUAL MEETINGS. Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors that is no later than six (6) months following the Corporation’s fiscal year end. At the annual meeting, the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.”

        Section 2.6 which previously read, in relevant part: “QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.”

        Now reads: “QUORUM. The holders of one third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.”

        Section 8.1 which previously read: “CERTIFICATION. Every stockholder shall be entitled to have a certificate signed by the President and the Secretary of the Corporation, certifying the number of shares owned by him, her or it in the Corporation. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such stock.”

        Now reads: “CERTIFICATION. Every stockholder shall be entitled to have a certificate signed by any two officers of the Corporation, certifying the number of shares owned by him, her, or it in the Corporation.”

        Previous 8.2 has been renumbered section 8.3 will all subsequent section in Article VIII being renumbered accordingly.

        New section 8.2 reads: “CONSIDERATION FOR SHARES. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including cash, services performed or other securities of the Corporation, except that neither promissory notes nor future services constitute valid consideration. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for the consideration shall be fully paid and nonassessable.”

Where can I find a copy of the Amended and Restated By-Laws?

The Amended and Restated By-Laws of the Company are attached as Appendix D.

The Board of Directors recommends a vote FOR the By-laws Amendment.

PROPOSAL 3 — RATIFICATION OF
THE 2006 OMNIBUS INCENTIVE PLAN

What am I voting on?

The Company has approved a new incentive plan in order to attract and retain key persons who perform valuable services for the Company. The new plan is the 2006 Omnibus Incentive Plan (the “Omnibus Plan”).

The Board determined that is was in the best interests of the Company and the stockholders for the Company to write a new plan for stock and option awards. As part of the requirements for listing with the Toronto Stock Exchange, the Omnibus Plan must be approved by the Company’s stockholders.

This proposal is to ratify the Omnibus Plan as approved by the Board and to ratify the grant of awards made to date under the Plan as to 1,855,000 options and 25,000 restricted stock units as described on page 40 of this Circular.

What are the general provisions of the Omnibus Plan?

The following is a summary of important Omnibus Plan provisions. It is not a comprehensive discussion of all of the terms and conditions of the Omnibus Plan. The information provided below may be modified or altered by some provisions in the Omnibus Plan. Readers are advised to review the full text of the Omnibus Plan to fully understand all terms and conditions of the Omnibus Plan. A copy of the Omnibus Plan is attached hereto as Appendix E.

Purpose
The purpose of the Omnibus Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Persons Eligible
Any employee, officer, director, consultant, independent contractor, or director of or providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to designated a participant in the Omnibus Plan. However, stock option grants may only be granted to full- or part-time employees, officers, or directors of the Company or one of its subsidiaries.

Administration
The Omnibus Plan is administered by the Company’s Compensation Committee, or such other committee as the Board may assign administrative responsibility in the best interests of the Company. The administering committee (the “Committee”) has the power to: (i) designate Omnibus Plan participants; (ii) determine the type or types of awards to be granted to participants under the Omnibus Plan; (iii) determine the number of shares to be covered by each award; (iv) determine the terms and conditions of any award or award agreement; (v) amend the terms and conditions of any award or award agreement and accelerate the exercisability of any option or waive any restrictions relating to any award; (vi) determine whether and to what extent, and under what circumstances, awards may be exercised in cash, shares of the Company, promissory notes (which don’t conflict with the provisions of the Sarbanes-Oxley Act), other securities, or other property, or may be canceled, forfeited, or suspended; (vii) interpret and administer the Omnibus Plan and any awards or award agreements thereunder; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it deems appropriate to administer the Omnibus Plan; (ix) made any determination with respect to the termination of options and awards upon termination or cessation of employment of a Participant, upon a director ceasing to serve on the board of directors of the Company or upon any person ceasing to provide services to the Company; (x) make any other determination or take any other action that the Committee deems necessary or desirable to the administration of the Omnibus Plan.

Shares Available under the Omnibus Plan
The aggregate number of shares available to be issued under the Omnibus Plan is 4,000,000 shares of common stock. Of the aggregate total, the number of shares available for granting incentive stock options is 3,000,000 and the number of shares available for restricted stock grants and restricted stock units is 1,000,000—both subject to adjustment under the Omnibus Plan’s anti-dilution provisions. The number of shares available for issuance in respect of awards (other than incentive stock options, restricted stock and restricted stock units), may not exceed the difference between 4,000,000 and the aggregate number of shares reserved for issuance in respect of incentive stock options, restricted stock and restricted stock units.

Limitations on Awards to Insiders
Awards in any form to Company insiders (generally, directors, officers, and 10% shareholders) are limited under the Omnibus Plan. No award shall be granted under the Omnibus Plan which may result in the aggregate number of common shares of the Company issued to insiders as a group pursuant to the terms of awards previously granted within any one-year period, and issuable to insiders, at any time under the Omnibus Plan and any other security based compensation arrangement of the Company exceeding 10% of the common shares of the Company issued and outstanding at the relevant time. In addition, no award may be granted under the Omnibus Plan which may result in the aggregate number of common shares issuable to any insider at any time under the Omnibus Plan or any other security based compensation plan arrangement of the Company exceeding 5% of the common shares of the Company issued and outstanding at the relevant time.

Options
The exercise price of options granted under the Omnibus Plan is determined by the Committee provided that the exercise price may not be less than 100% of the fair market value of a share on the date of the grant.

The term of each option shall be fixed by the Committee at the time of the grant, but may not exceed 10 years. The Committee also determines the vesting schedule of options and the method in which payment of the exercise price may be made.

The aggregate fair market value of incentive stock options granted under the Omnibus Plan which become exercisable by any participant during any calendar year may not exceed $100,000 in aggregate fair market value. Incentive stock options granted under the Omnibus Plan terminate no later than 10 years after the date of grant, except incentive stock options granted to 10% shareholders terminate 5 years after the date of grant. Incentive stock options must have an exercise price of at least 100% of the fair market value, but incentive stock options granted to 10% shareholders will have an exercise price of at least 110% of the fair market value.

“Fair market value” is defined under the Omnibus Plan to mean fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair market value of a share as of a given date shall be, if the shares are then listed on the Toronto Stock Exchange, the volume weighted average trading price of one share as reported on the Toronto Stock Exchange for the five trading days immediately preceding such date.

Stock Appreciation Rights
The Committee is authorized to grant Stock Appreciation Rights to eligible persons subject to the terms of the Omnibus Plan. Each Stock Appreciation Right granted under the Omnibus Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the fair market value of one share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the fair market value of one share on the date of grant of the Stock Appreciation Right.

Options may not be converted into Stock Appreciation Rights, except at the discretion of the Committee which has the power to substitute any award granted under the Omnibus for any other award available under the Omnibus Plan, subject to and pursuant to the terms of the Omnibus Plan.

Restricted Stock
The Committee is authorized to grant Restricted Stock to eligible persons under the Omnibus Plan. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

Restricted Stock Units
The Committee is authorized to grant Restricted Stock Units to eligible persons under the Omnibus Plan. A Restricted Stock Unit award will be subject to a Restricted Stock Unit Award Agreement containing such terms and conditions, not inconsistent with the provisions of the Omnibus Plan, as the Committee determines.

Performance Awards
The Committee is authorized to grant Performance Awards to eligible persons subject to the terms of the Omnibus Plan. A Performance Award granted under the Omnibus Plan (i) may be denominated or payable in cash, shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Omnibus Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

Other Stock Grants
The Committee is authorized, subject to the terms of the Omnibus Plan, to grant to eligible persons shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Omnibus Plan.

Forms of Payment under Awards
Subject to the terms of the Omnibus Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments. Gryphon Gold may provide financial assistance to eligible persons to purchase shares of common stock under the Incentive Plan, subject to applicable law and the rules and policies of any securities regulatory authority or stock exchange with jurisdiction over the Corporation or a trade in its securities. Any financial assistance so provided will be repayable with full recourse and the term of any such financing shall not exceed the term of the option to which the financing applies.

Limits on Transfer of Awards
No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company is not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 or successor to such Instructions or such Form) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee, and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee (for awards other than an Incentive Stock Option), each Award or right under any such Award is exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee (for Awards other than an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof is void and unenforceable against the Company or any Affiliate.

Term of Awards
Subject to the terms of Omnibus Plan, the term of each Award shall be for such period as may be determined by the Committee. Whether Options, Restricted Stock Units (“RSUs”) or other Awards terminate on termination of employment is determined by the Committee in the context of each grant. The Committee may adopt policies from time to time in respect of termination provisions on termination of employment. Generally, Options and RSUs terminate upon termination of employment as follows:

(A)	Upon retirement, the Options and RSU’s which have vested at the date of retirement will continue to be exercisable until the original expiry date.

(B)

Upon termination of employment or service for any reason that does not involve cause or a breach of a contractual commitment owing to the Company, the Options and RSU’s which vested on the date of such termination will continue to be exercisable for a period of 30 days from the termination date, unless extended by the Committee, and lapse immediately thereafter.

(C)	Upon termination of employment or service by the Company for cause or a breach of a contractual commitment owing to the Company, the Options and RSU’s lapse immediately upon termination.

(D)

Upon death or disability, the Options and RSU’s may, depending on the individual grant, either become fully exercisable (also referred to as fully vested) at the time of death or disability and continue to be exercisable for a period of 12 months (or longer, but in no event beyond the original expiry date) following death or disability, or only the Options and RSU’s which were exercisable (also referred to as vested) within a period of up to 90 days following death or disability continue to be exercisable for a period of 12 months following death or disability (or longer, but in no event beyond the required expiry date).

Additional Conditions in Connection with Awards Granted to Participants Employed in Canada
Notwithstanding any other provision of the Omnibus Plan, the following additional terms, conditions and restrictions apply to Awards granted to Participants employed in Canada:

        Options

        (A)    Payment by the Participant of the exercise price with respect to an Option may not be made in Shares.

        (B)    Upon the exercise of an Option the sole form in which payment to the Participant may be made by the Company shall be in Shares, unless the Company offers the Participant the right to elect to receive cash or other consideration in lieu of Shares and the Participant, in its sole discretion, so elects.

        (C)    The Committee may not cancel an Option and pay to the Participant cash in the amount of the excess of the fair market value of the Shares over the excise price unless the Participant, in its sole discretion, agrees to receive cash in lieu of Shares.

        (D)    Tax withholding obligations may not be satisfied by the Participant electing to have the Company withhold Shares otherwise to be delivered upon exercise of an Option or by the Participant delivering Shares to the Company.

        (E)    No undertakings shall be given by the Company, any person or partnership non-arm’s length with the Company or any partnership or trust of which the Company or a non-arm’s length person is a member or beneficiary, and no agreement shall be entered into by any such person with the Participant, with respect to any Shares held by the Participant, including any agreement or undertaking relating to the redemption, acquisition or cancellation of the Shares or the reduction of the Company’s paid-up capital.

        Restricted Stock Unit Awards
Restricted Stock Unit Awards shall be settled in Shares, unless the Company offers the Participant the right to receive cash in lieu of Shares and the Participant, in its sole discretion, so elects.

        Restricted Stock
Participants employed in Canada are not eligible to receive a grant of Restricted Stock pursuant to Section 6(c) of the Omnibus Plan.

        Other Awards
With respect to any other Award granted to a Participant employed in Canada, the Committee shall have the right, but not the obligation, to take account of Canadian income tax considerations in determining the terms and conditions of the Award or any other amendment thereto.

Amendment of the Omnibus Plan
Subject to some matters which require shareholder approval (as discussed below), the Board may amend the Omnibus Plan at any time, including amending any of the provisions of the Omnibus Plan relating to:

(A)	The persons who are eligible for the grant of awards;
(B)	The authority of the Committee and the Board in respect of the grant of Awards;
(C)	The extension of the term of any award, provided the term of any Option shall not be more than ten years from the date of grant;
(D)	The procedure for the tendering of a notice of exercise of awards and the exercise of awards;
(E)	The adjustment in shares in the event that the authorized capital of the Company as presently constituted is consolidated into a lesser number of Shares or subdivided into a greater number of Shares;
(F)	The interpretation by the Board of any questions of interpretation of the Omnibus Plan;
(G)	The determination of the exercise price of the options;

(H)	The text of any part of the Plan to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent the Committee shall deem desirable to carry its Plan into effect; and
(I)	Any other matter which does not expressly require the approval of shareholders of the Company as provided below.

Subject to regulatory approval and the limitations below, the Board may amend the terms of any outstanding Award provided that the terms of such amendment are made in accordance with the Omnibus Plan;

Subject to regulatory approval, the Board may amend any of the provisions of the Omnibus Plan relating to the following, provided the Board obtains the approval of the shareholders of the Company in respect thereof:

(A)	The limitations on grants of Options to Insiders, and the number of Shares that may be reserved for issuance to Insiders;
(B)	The maximum number of shares reserved for issuance upon exercise of awards granted under the Omnibus Plan; or
(C)	The reduction in the exercise price or an extension of its term beyond the original expiry date, of any Award held by an insider.

None of the amendments listed above may, without the consent of any holder of awards under the Omnibus Plan, be made if such amendment will have the effect of impairing, derogating from or otherwise adversely affecting such holder’s rights under the Omnibus Plan, unless additional similar rights comparable thereto, or other compensation of equal or greater value, is given to such holder.

Who is eligible to participate in the Omnibus Plan?

As described above, any employee, officer, director, consultant, independent contractor, or director of or providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to designated a participant in the Omnibus Plan.

Currently, this includes, but is not limited to, the following directors and executives:

•	Allen S. Gordon, Chief Executive Officer, President, and Director;
•	Albert J. Matter, Chairman of the Board and Director;
•	Donald E. Ranta, Consultant and Director;
•	Christopher E. Herald, Director;
•	Richard W. Hughes, Director;
•	Rohan Hazelton, Director;
•	Donald W. Gentry, Director;
•	Anthony (Tony) D.J. Ker, Executive Vice President, Secretary, Treasurer, and Director;
•	Michael K. Longinotti, Chief Financial Officer.

In total there are approximately 15 officers, directors, and employees eligible under the Omnibus Plan.

What benefit amounts will be received under the Omnibus Plan?

Benefit amounts will be determined by the Committee. Subsequent to the fiscal year ended March 31, 2006, the Board authorized the following stock option grants which are subject to approval of the Omnibus Plan at the Annual Meeting:

Name	Number of Securities Underlying Options/SARs Granted (#)		Exercise or Base Price ($/Share)	Market Value of Underlying Securities on the Date of Grant	Expiration Date

Allen Gordon	225,000		Cdn$1.37	Cdn$1.37	April 4, 2012
President and CEO

Albert Matter	200,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Chairman

Tony Ker	200,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Executive Vice President

Steven Craig	50,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Vice President of Exploration

Michael Longinotti	250,000		Cdn$1.37	Cdn$1.37	April 18, 2012
Chief Financial Officer	25,000	(1)	Cdn$1.37	Cdn$1.37

Directors:
Rohan Hazelton	175,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Chris Herald	100,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Richard Hughes	100,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Donald Gentry	175,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Donald Ranta	200,000		Cdn$1.37	Cdn$1.37	April 4, 2012

Non-Executive Directors Group	750,000		Cdn$1.37	Cdn$1.37	April 4, 2012

Employee	50,000		Cdn$1.37	Cdn$1.37	April 4, 2012
Employee	20,000		Cdn$1.37	Cdn$1.37	April 18, 2012

Non-Executive Officer Employee Group	70,000		Cdn$1.37	Cdn$1.37

Other	30,000		Cdn$1.60	Cdn$1.60	May 26, 2011
Other	80,000		Cdn$1.29	Cdn$1.29	July 24, 2011

Other Non-Employee	110,000

Total Options Subject to Approval	1,855,000
Total RSU Subject to Approval	25,000

(1)	Represents Restricted Stock Units, part of a plan to be implemented and approved by shareholders.

What are the tax consequences of the Omnibus Plan?

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards under the Omnibus Plan.

        Options and SARs. The grant of an Option or SAR should not result in any taxable income for the recipient. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an ISO is exercised. Upon exercising a Non-Qualified Stock Option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the shares of Company common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Company common stock received are taxable to the recipient as ordinary income, and are deductible by the Company.

        The tax consequence to an optionholder upon a disposition of shares of Company common stock acquired through the exercise of an Option will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a

Non-Qualified Stock Option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an Option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

        Other Awards. For other Awards granted under the Omnibus Plan that are payable in cash or shares of Company common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Company common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of Company common stock by the holder of the Award. The Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

        For an Award that is payable in shares of Company common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of Company common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of Company common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

        Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of Company common stock received pursuant to the exercise of an Option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

        Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

        The Omnibus Plan has been designed to permit grants of Options and SARs issued under the Omnibus Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a Non-Qualified Stock Option or an SAR may be exempt from $1,000,000 deduction limit. Grants of other Awards under the Omnibus Plan may not so qualify for this exemption. The Omnibus Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants Options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those Options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Where can I find more information about the Omnibus Plan?

The Omnibus Plan is attached as Appendix E.

The Board recommends a vote FOR the ratification of the Omnibus Plan.

PROPOSAL 4 — APPROVAL OF
THE 2006 AUDITED FINANCIAL STATEMENTS

What am I voting on?

The Company’s 2006 audited financial statements for the fiscal year ended March 31, 2006 are included in the annual report which accompanies this Proxy Statement. These financial statements were prepared by the Company and audited by the Company’s independent registered public accounting firm, Ernst & Young LLP. Please review the Report of the Independent Registered Public Accounting Firm for a discussion of the audit process.

These financial statements provide Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity, and Consolidated Statements of Cash Flows for the fiscal year ended March 31, 2006.

The proposal seeks stockholder approval of the 2006 audited financial statements.

The Board recommends a vote FOR the ratification of the 2006 Audited Financial Statements.

PROPOSAL 5 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Ernst and Young LLP to be its Independent Registered Public Accounting Firm for the current fiscal year ending March 31, 2007.

This proposal seeks shareholder ratification of the appointment of Ernst & Young LLP.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst and Young LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended March 31, 2006.

Our financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, for the years ended March 31, 2005 and 2004 and for the period from April 24, 2003 (inception) to March 31, 2004.

Effective on or about June 20, 2005, we terminated the services of our former independent auditor, DeVisser Gray, Chartered Accountants of Vancouver, British Columbia.

No adverse opinion or disclaimer of opinion was issued during the past two years by our former accountant, and no opinion of our former accountant was qualified or modified as to uncertainty, audit scope or accounting principles.

The change in auditors was recommended by our Board of Directors.

During the two most recent fiscal years and the interim period preceding such dismissal, we are not aware of any disagreements with our former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of our former accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

We are not aware of any events (reportable under Item 304 (a)(1)(B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of our former accountant.

During the two most recent fiscal years and the interim period preceding the appointment of Ernst & Young, we have not consulted Ernst & Young regarding either:

1)     The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that we considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

2)    Any matter that was either the subject of a disagreement or event (reportable under Regulation S-B, Item 304(a)(1)(iv)(B)).

Audit Fees

The aggregate fees billed by the Company’s auditors for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for fiscal 2005 and 2004 and reviews of the consolidated financial statements included in the Company’s Forms 10-KSB for fiscal 2006 and 2005 were $59,000 and $30,000, respectively.

Audit-Related Fees

The aggregate fees billed by the Company’s auditors for any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements including costs related to the Initial Public Offering and are not reported under “Audit Fees” above for fiscal 2006 and 2005 were $122,500 and $0, respectively.

Tax Fees

The aggregate fees billed by the Company’s auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2006 and 2005 were $16,640 and $0, respectively.

All Other Fees

The aggregate fees billed by the Company’s auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, for fiscal 2006 and 2005 were $0 and $0, respectively.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors, /s/ Anthony (Tony) D.J. Ker Anthony (Tony) D.J. Ker Secretary

Vancouver, BC
August 18, 2006

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

ANNUAL MEETING OF STOCKHOLDERS OF
GRYPHON GOLD CORPORATION

September 12, 2006

PROXY SOLICITED BY BOARD OF DIRECTORS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible FACSIMILE - Sign, date and fax your proxy card to Corporate Secretary at (604) 608-3262	COMPANY NUMBER ______________________________________ ACCOUNT NUMBER ______________________________________ CUSIP NUMBER ______________________________________

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

The Board of Directors Recommends a Vote “FOR ALL NOMINEES” in Item 1.	The Board of Directors Recommends a Vote “FOR” Items 2 and 3.

Item 1. ELECTION OF DIRECTORS.		Items 2 and 3.
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES*
        NOMINEES
(  )   Allen S. Gordon
(  )   Albert J. Matter
(  )   Donald E. Ranta
(  )  Christopher E. Herald
(  )  Richard W. Hughes
(  )  Rohan Hazelton
(  )  Donald W. Gentry
(  )  Anthony (Tony) D.J. Ker

Vote FOR an individual nominee by
filling in the appropriate circle
above.

Item 2. By-laws Amendment

Item 3. Ratification of the
           Omnibus Plan and
           awards made thereunder to date

Item 4. Approval of 2006
           Audited Financial
           Statements

Item 5. Ratification of the
           Appointment of
           Independent
           Registered Public
           Accounting Firm
FOR AGAINST ABSTAIN

INSTRUCTION: By marking “Withhold Authority for All Nominees” your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strikethrough the name of the individual nominee(s).
______________________________________________
To change the address on your account, please check this box and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be
submitted via this method.
______________________________________________

______________________________________________

______________________________________________	If this proxy is properly executed and returned, the shares
represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of
establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR
ALL NOMINEES in Item 1 and FOR Items 2-5 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Signature of Stockholder: _________________________________ Date: ________________
Title:  _________________________________
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A-1

APPENDIX B

AUDIT COMMITTEE CHARTER

ARTICLE 1 – AUTHORITY

        1.1      The Board, by resolution, established the Audit Committee.

ARTICLE 2 – PURPOSE

        2.1     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) for the purpose of assisting the Board in monitoring (1) the integrity of the financial statements of Gryphon Gold Corporation (the “Company”), (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        2.2     The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

ARTICLE 3 — COMMITTEE MEMBERSHIP

        3.1     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(3)(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission.

        3.2     At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        3.3     The members of the Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Committee members may be replaced by the Board.

        3.4     Unless the Board has appointed a chair of the Committee, the members of the Committee will elect a chair from among their members.

        3.5      The Committee will select an individual to act as Secretary for the Committee who will be either:

(1)	A member of the Committee other than the chair, or

(2)	Another individual who is not a member of the management of the Company.

ARTICLE 4 – MEETINGS

        4.1     The Committee shall meet as often as it deems necessary, but shall not meet less frequently than once per quarter. The Committee shall also meet upon the request of any of the members of the Committee, or upon the request of the Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) or the external auditor.

        4.2     The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        4.3     Except in respect to regularly scheduled meetings of the Committee, notice of such meetings, together with a proposed agenda, will be delivered to each member of the Committee not less than forty-eight (48) hours prior to the proposed meeting time (which notice may be waived by all of the members of the Committee).

        4.4     No member of the Committee will receive any compensation from the Company other than fees for being a director of the Company or a member of a committee of the Board.

        4.5     The quorum for meetings will be a majority of the members of the Committee, present in person or by telephone or other telecommunication device that permits all person participating in the meeting to speak and to hear each other. Decisions by the Committee will be by the affirmative vote of the majority of the member of the Committee.

        4.6     The internal accounting staff, any external accounting consultant(s) and the external auditors shall have a direct line of communication to the Committee through its chair and may bypass management if deemed necessary.

ARTICLE 5 — COMMITTEE AUTHORITY AND RESPONSIBILITIES

        Authority

        5.1     The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

        5.2     The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

        5.3     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

        Responsibilities
        General

        5.4     The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee’s own performance.

        5.5     The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

        5.6      The Committee, to the extent it deems necessary and appropriate, shall:

        Financial Statement and Disclosure Matters

        1.     Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10K-SB;

        2.     Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10Q-SB, including the results of the independent auditor’s review of the quarterly financial statements;

        3.     Discuss with management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies;

        4.     Review and discuss quarterly reports from the independent auditors on:

                 (a)    All critical accounting policies and practices to be used.

                 (b)    All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

                 (c)    Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

        5.     Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non generally accepted accounting practices (“GAAP”) information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made);

        6.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements;

        7.     Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

        8.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management;

        9.     Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10K-SB and Form 10Q-SB about [any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls;

        Oversight of the Company’s Relationship with the External Auditor

        10.     Select a firm of external auditors to be proposed by the management of the Company to the shareholders for election by the shareholders as the external auditors for the Company, and to verify the independence of such proposed external auditors;

        11.     Obtain confirmation from the external auditors of the Company that they will ensure that all reports filed under the United States Securities Exchange Act of 1934, as amended, which contain financial statement required to be prepared in accordance with Canadian GAAP and/or are reconciled to, United States GAAP, reflect all material correcting adjustments identified by the external auditors of the Company;

        12.     Review and approve the fee, scope and timing of the annual and any other audit performed by the external auditor;

        13.     Review and evaluate the lead partner of the independent auditor team;

        14.     Review the audit plan of the external auditors prior to the commencement of the audit;

        15.     Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit;

        16.     Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company;

        17.     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board;

        18.     Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis; 19. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company;

        20.     Discuss with the national office of the independent auditor, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

        21.     Review with the external auditor, upon the completion of their annual audit:

(a)     The contests of their report,

(b)     The scope and quality of the audit work performed,

(c)     The adequacy of the Company’s financial and accounting personnel,

(d)     The co-operation received from the Company’s personnel and any external consultants during the audit,

(f)     The scope and nature of the internal resources used,

(g)     Any significant transactions outside of the normal business of the Company,

(h)     Any significant proposed adjustments and recommendations for improving internal accounting controls, accounting principles or management systems, and

(i)     The non-audit services provided by the external auditors during the years under audit;

        Oversight of the Company’s Internal Audit Function

        22.     Review the appropriateness and effectiveness of the Company’s policies and business practices which impact on the financial integrity of the Company, including those relating to internal accounting, the use of and services provided by any external accounting consultant(s), insurance, information services and systems and financial controls, management reporting and risk management and to ensure that the Company maintains:

                 (a)    The necessary books, records and accounts in reasonable detail to accurately and fairly reflect the Company’s financial transactions,

                 (b)    Effective internal control systems, and

                 (c)    Adequate processes for assessing the risk of material misstatement of the financial statements and for detecting control weaknesses or fraud;

        23.     Establish procedures for:

(a)	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

(b)	The confidential, anonymous submission by employees or any

external consultants of the Company of concerns regarding questionable accounting or auditing matters;

        24.     Review any unresolved issues between management and the external auditors that could affect the financial reporting or internal controls of the Company;

        25.     Periodically review the Company’s financial and auditing procedures and the extent to which recommendations made by the internal accounting staff, by any external accounting consultant(s) or by the external auditors have been implemented;

        26.     Assist in the preparation of any internal control report by management, which provides that management of the Company is responsible for establishing and maintaining an adequate control structure and procedures for financial reporting by the Company, assessing the effectiveness of such control structure and procedures, and ensuring that the external auditors of the Company attest to, and report on, the assessment of such control structure and procedures by management of the Company;

        27.     Assist the CEO and the CFO of the Company in their assessment of the effectiveness of the Company’s internal control over financial reporting and in determining whether there has been any material change in the Company’s internal control over financial reporting which has materially affected or could materially affect such internal control subsequent to the date of the evaluation;

        28.     Assist the CEO and the CFO of the Company in identifying and addressing any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

        29.     To periodically review this policy and recommend to the Board any changes which the Committee may deem appropriate;

        Compliance Oversight Responsibilities

        30.     Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated;

        31.     Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company’s and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct, and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics;

        32.     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

        33.     Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies;

        34.     Discuss with the Company’s General Counsel concerning legal matters that may have a material impact on the financial statements, or the Company’s compliance policies;

        The Committee is also Charged with the Responsibility to:

        35.     Review the Company’s quarterly statements of earnings, including the impact of unusual items and changes in accounting principles and estimates and report to the Board with respect thereto;

        36.     Review and approve the financial sections of:

(a)     The annual reports to shareholders;

(b)     The annual information from (if any);

(c)     Any quarterly or annual management discussion and analysis;

(d)     Prospectuses and other public reports requiring approval by the Board; and

(e)     Report to the Board with respect thereto including, without limitation as to the approval (or otherwise) thereof by the Board.

        37.     Review regulatory filings and decisions as they relate to the Company’s consolidated annual and interim financial statements, including any press releases with respect thereto;

        38.     Ensure that the Company discloses in the periodic reports of the Company, as appropriate, and determine whether at least one member of the Committee is a “financial expert” within the meaning of the rules and forms adopted by the Securities and Exchange Commission;

        39.     Ensure that all non-audit services approved by or on behalf of the Committee are disclosed in the periodic reports of the Company;

        40.     Ensure that each annual report and, to the extent required by any applicable legal or regulatory requirement, any quarterly report of the Company includes disclosure with respect to all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities which may have a current or future effect on the Company in accordance with all applicable legal and regulatory requirements;

        41.     Ensure that all financial statements and other financial information, including pro forma financial information, included in any report filed by the Company with any regulatory authority or contained in any public disclosure or press release of the Company is presented in a manner which does not contain a material misstatement or omission and reconciles the pro forma information contained therein to Canadian GAAP, and if appropriate, reconciles such pro forma information contained therein to United States GAAP, and which otherwise complies with all applicable legal and regulatory requirements;

        42.     Review the appropriateness of the policies and procedures used in the preparation of the Company’s consolidated financial statements and other required disclosure documents and consider recommendations for any material change to such policies;

        43.     Review and report on the integrity of the Company’s consolidated financial statements;

        44.     Review the minutes of any audit committee meeting of any subsidiaries of the Company;

        45.     Review with management, the external auditors and, if necessary, with legal counsel, any litigation, claim or other contingency, including tax assessments that could have a material effect upon the financial position or operating results of the Company and the manner in which such matters have been disclosed in the consolidated financial statements;

        46.     Review the Company’s compliance with regulatory and statutory requirements as they relate to financial statements, tax matters and disclosure of material facts;

        47.     Develop a calendar of activities to be undertaken by the Committee for each ensuing year and to submit the calendar in the appropriate format to the Board within a reasonable time following each annual general meeting of shareholders;

        Other General Responsibilities

        The Committee will:

        48.     Prepare any report or other disclosure, including any recommendation of the Committee, required by any applicable legal or regulatory requirement to be included in the annual proxy or information circular of the Company;

        49.     Review this Charter at least annually and recommend any changes herein to the Board;

        50.     Report the activities of the Committee to the Board on a regular basis and make such recommendations thereto as the Committee may deem necessary or appropriate;

        51.     Prepare and review with the Board an annual performance evaluation of the Committee, which performance evaluation must compare the performance of the Committee with the requirements of this Charter and be conducted in such manner as the Committee deems appropriate. Such report to the Board may be in such form as the Committee determines, which may include being in the form of an oral report by the chair of the Committee or by another member of the Committee designated by the Committee to make such report; and

        52.     In addition to the foregoing, the Committee will perform such other duties as may be assigned to it by the Board from time to time or as may be required by any applicable stock exchanges, regulatory authorities or legislation.

ARTICLE 6 — LIMITATION OF THE AUDIT COMMITTEE’S ROLE

        6.1 While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX C

Compensation, Nominating and Governance Committee Charter

Purpose

The Compensation, Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Royal Gold (the “Company”) to (1) fulfill the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, and to review and determine the compensation to be paid to the Company’s executive officers and directors, as well as to prepare and review the Committee report included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) in effect from time to time; (2) recommend director nominees for election or appointment to the Board; (3) make recommendations regarding Board organization and structure; and (4) develop and recommend to the Board corporate governance principles applicable to the Company.

Committee Membership

The Committee shall consist of three or more members of the Board. Members of the Committee shall be appointed and may be removed by the Board. All members of the Committee shall meet (1) the independence requirements of The NASDAQ National Market; (2) the “non-employee director” standard within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) and the “outside director” standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”); and (3) any other legal requirements, including requirements under the federal securities laws.

Committee Authority and Responsibilities

A.    Compensation

To implement the Committee’s purpose and policies, the Committee shall be charged with the duties and responsibilities set forth below. The Committee may supplement and, except as otherwise required by applicable law or the requirements of Nasdaq, deviate from these activities as appropriate under the circumstances. All recommendations from the Committee shall be submitted to the board for approval.

1.	Overall Compensation Strategy. The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:
•	evaluating and recommending to the Board the compensation plans and programs advisable for the Company, as well as modification or termination of existing plans and programs;
•	reviewing regional and industry-wide compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry; however, the Committee shall exercise independent judgment in determining the appropriate levels and types of compensation to be paid;
•	considering and deciding on management proposals regarding officer compensation including salary, bonus, stock option or other equity incentives, retirement, long-term disability and other management welfare and benefit plans; and
•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s executive officers and other senior management, as directed by the Board.
2.	Compensation of Chief Executive Officer. The Committee shall consider and make recommendations to the Board regarding the compensation and other terms of employment of the Company’s Chief Executive Officer and shall evaluate the Chief

Executive Officer’s performance in light of relevant corporate performance goals and objectives and his or her success in achieving any individual performance goals or objectives.

The Company’s Chief Executive Officer may not be present during voting or deliberations on the Chief Executive Officer’s compensation.

3.	Compensation of Other Officers. The Committee shall review and approve the individual and corporate performance goals and objectives of the Company’s other officers that are periodically established. The Committee shall determine the compensation and other terms of employment of these officers, taking into consideration the officer’s success in achieving any individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the officer as established by the Committee. The Chief Executive Officer may be present during these deliberations, but may not vote.
4.	Compensation of Directors. The Committee shall recommend to the Board the type and amount of compensation to be paid or awarded to Board members, including retainer, Board meeting, committee and committee chair fees, stock option grants or awards and any other compensation payable to a director.
5.	Administration of Benefit Plans. The Committee shall recommend to the Board the adoption, amendment and termination of the Company’s stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to administer these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards, and exercise such other power and authority as may be permitted or required under such plans.
6.	Insurance Coverage. The Committee shall review and establish an appropriate insurance coverage strategy for the Company’s directors and officers.
7.	Report for Proxy. Prepare a report (to be included in the Company’s proxy statement) which describes (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based, (b) the relationship of such compensation to the Company’s performance and (c) the Committee’s executive compensation policies applicable to executive officers, specifically addressing the other “named executive officers” included in the proxy statement.

B.	Nominating

1.	Recommendation of Candidates. The Committee shall evaluate the qualifications of potential candidates for director and recommend to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. This responsibility includes working with the full Board to establish criteria for Board membership, however, in selecting director nominees, the Committee should assess the nominee’s independence, as well as consider his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

In the event that the Company is legally required by contract or otherwise to provide third parties with the ability to designate directors, the selection and nomination of such directors need not be subject to the process set forth herein.

2.	Director Membership and Succession. The Committee shall annually review the organization of the Board in terms of Board procedures, the size and membership of the Board, and recommend to the Board the adoption of any changes the Committee believes necessary or desirable.

3.	Committee Structure and Membership. The Committee shall advise the Board with respect to the structure and operations of the various committees of the Board and qualifications for membership thereon, including policies for removal of members and rotation of members among other committees of the Board. The Committee shall also make recommendations to the Board regarding which directors should serve on the various committees of the Board.
4.	Stockholder Nominees. The Committee will consider director candidates recommended by stockholders, provided such written recommendations are submitted to the Secretary of the Company in accordance with the advance notice and other provisions of the Company’s Bylaws.

C.	Governance

1.	New Director Orientation. The Committee shall oversee the orientation and training of newly elected or appointed directors.
2.	Succession Planning. The Committee shall make recommendations to the Board regarding succession planning in the event of an emergency, retirement or other need to consider replacing the Chief Executive Officer.
3.	Board and Committee Evaluations. The Committee shall develop and recommend to the Board for its approval a process for self-evaluations of the Board and its committees.
4.	Compliance with Governance Rules. The Committee shall review and assess the Company’s compliance with the corporate governance guidelines and requirements established by The NASDAQ Stock Market and the requirements established under the Sarbanes-Oxley Act and by applicable laws and regulations, and shall recommend any proposed changes to the Board for approval.
5.	Stockholder Relations. The Committee shall review and make recommendations to the Board regarding stockholder relations, including the review of any stockholder proposals and procedures for stockholder communications with the Board.

D.	General

1.	Other Duties. The Committee shall perform such other duties as are delegated to it by the Board from time to time.
2.	Report to the Board. The Committee shall report its actions and recommendations to the Board at its next regularly scheduled Board meeting following any meeting of the Committee.
3.	Committee Charter. The Committee shall annually reassess the adequacy of this charter and recommend any proposed changes to this charter to the Board for its approval.
4.	Engagement of Search Firms and Other Advisors. The Committee shall have, in conjunction with senior management, the authority to retain and terminate compensation consultants, any search firm engaged to identify director candidates, and may retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have, in conjunction with senior management, the authority to approve fees and other terms relating to the retention of any such compensation consultants, search firm or other advisor.
5.	Delegation of Authority. The Committee may form and delegate authority to subcommittees of one or more members of the Committee as determined by the Committee to be necessary or advisable.

APPENDIX D

APPENDIX E

GRYPHON GOLD CORPORATION

2006 OMNIBUS INCENTIVE PLAN

[_______________________, 2006]

Table of Contents

Section 1.	Purpose	1

Section 2.	Definitions	1

Section 3.	Adminsitration	3
(a)	Power and Authority of the Committee	3
(b)	Power and Authority of the Board	4
(c)	Financial Assistance	4

Section 4.	Shares Available for Awards	4
(a)	Shares Available	4
(b)	Accounting for Awards	4
(c)	Adjustments	5
(d)	Section 162(m) Award Limitations Under the Plan	5
(e)	Limitations on Awards to Insiders	6

Section 5.	Eligibility	6

Section 6.	Awards	6
(a)	Options	6
(b)	Stock Appreciation Rights	7
(c)	Restricted Stock	8
(d)	Restricted Stock Unit Awards	8
(e)	Performance Awards	9
(f)	Other Stock Grants	10
(g)	Other Stock-Based Awards	10
(h)	General	11
(i)	Additional Conditions in Connection with Awards Granted to Participants Employed in Canada	12

Section 7.	Amendment and Termination; Adjustments	13
(a)	Amendments to and Discontinuance of the Plan	13
(b)	Correction of Defects, Omissions and Inconsistencies	15

Section 8.	Income Tax Withholding	15

Section 9.	General Provisions	15
(a)	No Rights to Awards	15
(b)	Award Agreements	15
(c)	Plan Provisions Control	15
(d)	No Rights of Stockholders	15
(e)	No Limit on Other Compensation Arrangements	16
(f)	No Right to Employment	16

(g)	Governing Law	16
(h)	Severability	16
(i)	No Trust or Fund Created	16
(j)	Other Benefits	17
(k)	No Fractional Shares	17
(l)	Headings	17
(m)	Section 16 Compliance; Section 162(m) Administration	17
(n)	Conditions Precedent to Issuance of Shares	17

Section 10.	Effective Date of the Plan	17

Section 11.	Term of the Plan	18

GRYPHON GOLD CORPORATION
2006 OMNIBUS INCENTIVE PLAN

Section 1.    Purpose

        The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.    Definitions

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a)     “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

        (b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

        (c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

        (d)     “Board” shall mean the Board of Directors of the Company.

        (e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (f)     “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

        (g)     “Control” when used in the context of determining whether an entity is a Related Entity of the Company, shall have the meaning ascribed thereto under Division 4 of National Instrument 45-106 –Prospectus Exempt Distributions of the Canadian Securities Administrators.

        (h)     “Company” shall mean Gryphon Gold Corporation, a Nevada corporation, and any successor corporation.

         (i)     “Director” shall mean a member of the Board, including any Non-Employee Director.

        (j)     “Eligible Person” shall mean any employee, officer, consultant, independent contractor or director of or providing services to the Company or any Related Entity and who the Committee determines to be an Eligible Person.

        (k)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

        (l)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then listed on the Toronto Stock Exchange, the volume weighted average trading price of one Share as reported on the Toronto Stock Exchange for the five trading days immediately preceding such date.

        (m)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

        (n)     “Insider shall have the meaning ascribed thereto in Part VI of the Company Manual of the Toronto Stock Exchange.

        (o)     “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

        (p)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

        (q)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (r)     “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

        (s)     “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

        (t)     “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

        (u)     “Performance Award” shall mean any right granted under Section 6(e) of the Plan.

         (v)    “Performance Goals” shall have the meaning set forth in Section 6(e) of the Plan.

         (w)     “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

        (x)     “Plan” shall mean the Gryphon Gold Corporation 2006 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

        (y)     “Qualified Performance Based Award” shall have the meaning set forth in Section 6(e) of the Plan.

        (z)     “Related Entity” means a person that controls or is controlled by the Company or that is controlled by the same person that controls the Company.

        (aa)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

        (bb)     “Restricted Stock Unit” shall mean any unit granted under Section 6(d) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

        (cc)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

        (dd)     “Security Based Compensation Arrangement” shall have the meaning ascribed thereto in Part VI of the Company Manual of the Toronto Stock Exchange.

        (ee)     “Securities Act” shall mean the Securities Act of 1933, as amended.

        (ff)     “Share” or “Shares” shall mean a share or shares of common stock of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

        (gg)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

        (hh)     “Volume Weighted Average Trading Price” for a Share shall mean the price calculated by dividing the total value by the total volume of the Shares traded for the relevant period as reported on the Toronto Stock Exchange.

Section 3.    Administration

        (a)    Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) subject to section 7 amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) make any determination with respect to the termination of Options and Awards upon cessation of employment of a Participant, upon a director ceasing to serve on the board of directors of the Company or upon any person ceasing to provide services to the Company; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

        (b)    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

        (c)      Financial Assistance. The Company may provide financial assistance to Eligible Persons to purchase Shares under the Plan subject to applicable law, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, and the rules and policies of any securities regulatory authority or stock exchange with jurisdiction over the Company or a trade in its securities.

Section 4.    Shares Available for Awards

        (a)    Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued by the Company under the Plan shall be 4,000,000. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed1,000,000, subject to adjustment as provided in Section 4(c) of the Plan; and (iii) the number of shares available for issuance in respect to Awards (other than Incentive Stock Options, Restricted Stock and Restricted Stock Units) shall not exceed the difference between 4,000,000 and the aggregate number of shares reserved for issuance in respect of Incentive Stock Options, Restricted Stock and Restricted Stock Units outstanding from time to time. The issuance by the Company of any number of Shares upon exercise of Options or other Award shall result in a reduction in a corresponding number of Shares reserved for issuance under the Plan.

        (b)    Accounting for Awards.   For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, including Shares tendered in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

         (c)  Adjustments.   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, tender offer, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the above, in the event (i) of any reorganization, merger, tender offer, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event, provided that if and to the extent required by Code Section 409A and applicable guidance thereunder this sentence shall not apply to any award that is subject to Code section 409A.

         (d)  Section 162(m) Award Limitations Under the Plan.   Notwithstanding any other provision of the Plan other than Section 4(c), if the Committee determines that this Section 4(d) is applicable to a particular Award, no Participant receiving such an Award shall be granted: (i) Options or Stock Appreciation Rights with respect to more than 250,000 Shares in the aggregate within any fiscal year of the Company; or (ii) Qualified Performance Based Awards which could result in such Participant receiving more than $250,000 in cash or the equivalent Fair Market Value of Shares with respect to such Qualified Performance Based Awards during any year, provided, however, that the limitations set forth in this Section 4(d) shall be subject to adjustment under Section 4(c) of the Plan only to the extent that such adjustment does not affect the status of any Award intended under Section 6(d) to qualify as “performance based compensation” under Section 162(m) of the Code. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

         (e)  Limitations on Awards to Insiders.   Notwithstanding any other provision of the Plan, no Participant who is an Insider of the Company shall be granted an Award in any form which may result in the issuance of Shares if the aggregate number of Shares:

(i)	issued to Insiders pursuant to the terms of Awards previously granted, within any one year period, and issuable to Insiders (as a group), at any time, under the Plan or any other Security Based Compensation Arrangement of the Company shall exceed 10% of the Shares issued and outstanding at the relevant time.

(ii)	issuable to any Insider, at any time, under the Plan or any other Security Based Compensation Arrangement of the Company shall exceed 5% of the Shares issued and outstanding at the relevant time.

Section 5.    Eligibility

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.   Awards

        (a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii) Option Term. The term of each Option shall be fixed by the Committee at the time of grant but in no event may exceed 10 years from the date of grant.

(iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002,other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000. For the purposes of this clause 6(a)(iv), Incentive Stock Options are considered to be exercisable for the first time by a Participant when such Incentive Stock Options become exercisable by such Participant.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

        (b)    Stock Appreciation Rights.     The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee. Options may not be converted into Stock Appreciation Rights, except at the discretion of the Committee.

        (c)   Restricted Stock.    The Committee is hereby authorized to grant Restricted Stock to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.

        (d)  Restricted Stock Unit Awards.    The Committee is hereby authorized to grant Restricted Stock Unit Awards to Eligible Persons evidencing the right in such Eligible Person to receive a Share (or cash payment equal to the Fair Market Value of a Share) at some future date.

(i) Restrictions. A Restricted Stock Unit Award will be subject to a Restricted Stock Unit Award Agreement containing such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(ii) Forfeiture. Except as otherwise determined by the Committee and as set forth in the applicable Award Agreement, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units.

        (e)   Performance Awards.     The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”), and such awards shall comply with the following requirements.

(i) Performance Goals; Timing of Designations. Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) (“Performance Goals”). The Committee shall, not later than 90 days after the beginning of each performance period, (A) designate all Participants for such performance period, and (B) establish the objective Performance Goals for each Participant for that performance period on the basis of one or more of the business criteria set forth in (ii) below.

(ii) Business Criteria. Unless and until the Committee proposes for stockholder approval and the Company’s stockholders approve a change in the general business criteria set forth in this section, the attainment of which may determine the amount and/or vesting with respect to Qualified Performance Based Awards, the business criteria to be used for purposes of establishing Performance Goals for Qualified Performance Based Awards shall be selected from the following alternatives. Performance goals may be based upon one or more of the following business criteria, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such Performance Goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(iii) Payment of Qualified Performance Based Awards. Qualified Performance Based Awards shall be paid as soon as administratively practical following the conclusion of the applicable performance period. The Committee shall certify in writing that Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m). The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a Qualified Performance Based Award, but may not exercise discretion to increase such amount.

(iv) Certain Events. If a Participant dies or becomes permanently and totally disabled before the end of a performance period or after the performance period and before a Qualified Performance Based Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid a pro rated portion of the award that the Participant would have received but for such death or disability.

(v) Stockholder Approval of Plan. Any Qualified Performance Based Award shall be null and void and have no effect whatsoever unless the Plan shall have been approved by the stockholders of the Company at the Company’s 2006 annual meeting of stockholders. No Qualified Performance Based Award shall be granted more than five years after the date of such meeting of stockholders unless the stockholders have re-approved the Plan to the extent required by Section 162(m) of the Code.

(vi) Interpretation. The provisions in this Section 6(d), and all of the other terms and conditions of the Plan as it applies to any Qualified Performance Based Award, shall be interpreted in such a fashion as to qualify all compensation paid thereunder as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

        (f)  Other Stock Grants.     The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

        (g)  Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes provided, however, that the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

        (h)  General.

(i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards. Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 or successor to such Instructions or such Form) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee, and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee (for awards other than an Incentive Stock Option), each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee (for Award s other than an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and applicable Canadian and provincial law,and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii) Prohibition on Option Repricing. Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

        (i)  Additional Conditions in Connection with Awards Granted to Participants Employed in Canada.     Notwithstanding any other provision of the Plan, the following additional terms, conditions and restrictions apply to Awards granted to Participants employed in Canada:

(i) Options.

(A) Payment by the Participant of the exercise price with respect to an Option may not be made in Shares.

(B) Upon the exercise of an Option the sole form in which payment to the Participant may be made by the Company shall be in Shares, unless the Company offers the Participant the right to elect to receive cash or other consideration in lieu of Shares and the Participant, in its sole discretion, so elects.

(C) The Committee may not cancel an Option and pay to the Participant cash in the amount of the excess of the fair market value of the Shares over the excise price unless the Participant, in its sole discretion, agrees to receive cash in lieu of Shares.

(D) Tax withholding obligations may not be satisfied by the Participant electing to have the Company withhold Shares otherwise to be delivered upon exercise of an Option or by the Participant delivering Shares to the Company.

(E) No undertakings shall be given by the Company, any person or partnership non-arm’s length with the Company or any partnership or trust of which the Company or a non-arm’s length person is a member or beneficiary, and no agreement shall be entered into by any such person with the Participant, with respect to any Shares held by the Participant, including any agreement or undertaking relating to the redemption, acquisition or cancellation of the Shares or the reduction of the Company’s paid-up capital.

(ii) Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be settled in Shares, unless the Company offers the Participant the right to receive cash in lieu of Shares and the Participant, in its sole discretion, so elects.

(iii) Restricted Stock. Participants employed in Canada are not eligible to receive a grant of Restricted Stock pursuant to Section 6(c) of the Plan.

(iv) Other Awards. With respect to any other Award granted to a Participant employed in Canada, the Committee shall have the right, but not the obligation, to take account of Canadian income tax considerations in determining the terms and conditions of the Award or any other amendment thereto.

Section 7.   Amendment and Termination; Adjustments

        (a)   Amendments to and Discontinuance of the Plan.

(i) Subject to regulatory approval and the limitations in subsections (iii) and (iv) below, the Board may at any time amend or discontinue the Plan, including, without limitation, amending any of the provisions of the Plan relating to:

(A) The persons who are eligible for the grant of Awards (including the provisions of sections 3 and 5 of the Plan relevant thereto);

(B) The authority of the Committee and the Board in respect of the grant of Awards (including the provisions of sections 1, 3 and 6 of the Plan relevant thereto);

(C) The extension of the term of any Award, provided the term of any Option shall not be more than ten years from the date of grant;

(D) The procedure for the tendering of a notice of exercise of Awards and the exercise of Awards (including the provisions of section 6 of the Plan relevant thereto);

(E) The acceleration of vesting and the exercise of Awards (including the provisions of section 3 of the Plan relevant thereto);

(F) The adjustment in the terms of the Awards (including to the number of Shares issuable on exercise of the Awards) consequent upon any event referred to in section 4(c) of the Plan relevant thereto);

(G) The interpretation by the Board of any questions of interpretation of the Plan (including the provisions of section 3 of the Plan relevant thereto);

(H) The determination of the exercise price of the Options (including the provisions of section 6(a) of the Plan relevant thereto); provided that such exercise price shall not be less than the fair market value at the date of grant;

(I) The text of any part of the Plan to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent the Committee shall deem desirable to carry the Plan into effect; and

(J) Any other matter which does not expressly require the approval of shareholders of the Company under subsection (iii) below;

(ii) Subject to regulatory approval and the limitations of subsections (iii) and (iv) below, the Board may amend the terms of any outstanding Award or waive any conditions of or rights of the Company under any outstanding Awards provided that the terms of such amendment or waiver are made in accordance with the Plan;

(iii) Subject to regulatory approval, the Board may amend any of the provisions of the Plan relating to the following, provided the Board obtains the approval of the shareholders of the Company in respect thereof:

(A) The limitations on grants of Awards to Insiders, and the number of Shares that may be reserved for issuance to Insiders (including the provisions of section 4(e) of the Plan relevant thereto);

(B) The maximum number of shares reserved for issuance upon exercise of Awards available under the Plan (including the provisions of section 4(a) of the Plan relevant thereto); or

(C) The reduction in the exercise price, or an extension of the term beyond the original expiry date, of any Award held by an Insider; and

(iv) None of the amendments listed in (i), (ii) or (iii) above may, without the consent of any holder of Awards under the Plan, be made if such amendment will have the effect of impairing, derogating from or otherwise adversely affecting such holder’s rights under the Plan, unless additional similar rights comparable thereto, or other compensation of equal or greater value, is given to such holder.

        (b)   Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.   Income Tax Withholding

        In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

        (a)    No Rights to Awards.   No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)    Award Agreements.   No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

        (c)    Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

        (d)    No Rights of Stockholders.   Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

        (e)    No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (f)    No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

        (g)    Governing Law.   The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Nevada.

        (h)    Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (i)    No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the

Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (j)    Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

        (k)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (l)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (m)    Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options, Stock Appreciation Rights, and Qualified Performance Based Awards, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

        (n)    Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange, applicable Nevada general corporation law, and applicable Canadian and provincial law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.    Effective Date of the Plan

        The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective.

Section 11.    Term of the Plan

        No Award shall be granted under the Plan after ten years from earlier of date of adoption of Plan by Board or date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

This Plan was adopted by the Board on ____________________________________.

This Plan was approved by shareholders on _________________________________.